Exhibit 99.15

Supplement to the Estimates

Fiscal Year Ending March 31, 2018

Presented to the Legislative Assembly September 11, 2017

British Columbia Cataloguing in Publication Data

British Columbia.

Estimates, fiscal year ending March 31. —1983 —

Annual

Continues: British Columbia. Ministry of Finance.

Estimates of revenue and expenditure. ISSN 0707-3046

Vols. For 1983 - have suppl.

Imprint varies: Ministry of Finance, 1983-1987: Ministry

Of Finance and Corporate Relations, 1988-June 2001:

Ministry of Finance, June 2001-

Also available on the Internet.

ISSN 0712-4597 = Estimates — Province of British Columbia

1.         British Columbia — Appropriations and expenditures - Periodicals.

2.         Budget — British Columbia - Periodicals.

3.         Revenue — British Columbia - Periodicals.

I.           British Columbia. Ministry of Finance.

II.      British Columbia. Ministry of Finance and Corporate Relations.

III. Title.

HJ13.B742   354.7110072’225   C82-089032-4

INTRODUCTION

GENERAL FUND OPERATING EXPENSES

This publication provides summary and detailed General Fund expenses for special offices, ministries, and other appropriations. Expenses are classified by group accounts. These group accounts represent broad categories of expenses (Salaries and Benefits, Operating Costs, Government Transfers, Other Expenses, Internal Recoveries, and External Recoveries). Each group account is comprised of several specific components of expenses referred to as standard objects of expense.

The data is presented in a series of columns. The first column provides the total comparable expense for the 2016/17 Estimates. Each column thereafter provides 2017/18 expense detail by standard object of expense. Columns are headed by a numerical code, which relates to a specific standard object of expense. Subtotal columns are also presented to parallel the group account classification totals found in the 2017/18 Estimates. Where blanks appear within a column, funds have not been budgeted for that standard object or group account classification.

GENERAL FUND CAPITAL EXPENDITURES

This publication also provides details for capital expenditures by special office, ministry, and other appropriation. Capital expenditures are presented on the basis of the category of assets acquired, in a manner similar to operating expenses (by column, headed by an alphabetical code which relates to a specific standard object of capital expenditure). The amortization of the cost of assets is an operating expense (standard object 73).

STANDARD OBJECTS OF EXPENSE

A descriptive listing of the standard objects is provided below. Expenses by sub-vote, by group account, and by standard object of expense are presented in this document for information purposes only. While this information accurately represents the intended expense plan for the fiscal year, special offices, ministries, and agencies within other appropriations may reallocate funds within a vote or special account during the year. The Supplement to the Estimates can also be found on the Government of British Columbia’s budget website: http://www.bcbudget.gov.bc.ca/.

Salaries and Benefits

50                    Base Salaries

51                    Supplementary Salary Costs

52                    Employee Benefits

54                    Legislative Salaries and Indemnities

Operating Costs

55                    Boards, Commissions and Courts - Fees and Expenses

57                    Public Servant Travel

59                    Centralized Management Support Services

60                    Professional Services

63                    Information Systems - Operating

65                    Office and Business Expenses

67                    Informational Advertising and Publications

68                    Statutory Advertising and Publications

69                    Utilities, Materials and Supplies

70                    Operating Equipment and Vehicles

72                    Non-Capital Roads and Bridges

73                    Amortization

75                    Building Occupancy Charges

Government Transfers

77                    Transfers - Grants

79                    Transfers - Entitlements

80                    Transfers - Shared Cost Arrangements

Other Expenses

81                    Transfers Between Votes and Special Accounts

83                    Interest on the Public Debt

85                    Other Expenses

Internal Recoveries

86                    Recoveries Between Votes and Special Accounts

88                    Recoveries Within the Consolidated Revenue Fund

External Recoveries

89                    Recoveries Within the Government Reporting Entity

90                    Recoveries External to the Government Reporting Entity

GENERAL FUND OPERATING EXPENSES ($000)

Vote and Statutory	Total 2016/17 Operating Expenses	Total Salaries and Benefits	Total Operating Costs	Total Government Transfers	Total Other Expenses	Total Internal Recoveries	Total External Recoveries	Total 2017/18 Operating Expenses
Legislative Assembly
1 Legislative Assembly	69,565	47,932	12,421	20	22,445	(47)	(580)	82,191
Officers of the Legislature
2 Auditor General	17,097	12,500	4,770	69	—	—	—	17,339
3 Conflict of Interest Commissioner	701	605	127	—	11	—	—	743
4 Elections BC	9,385	27,280	18,869	—	5	—	—	46,154
5 Information and Privacy Commissioner	5,964	4,051	1,533	—	483	(1)	(2)	6,064
6 Merit Commissioner	1,054	655	377	—	93	—	—	1,125
7 Ombudsperson	7,117	5,993	1,541	—	—	(816)	(65)	6,653
8 Police Complaint Commissioner	3,428	2,178	1,010	—	241	—	(1)	3,428
9 Representative for Children and Youth	8,830	6,312	2,636	5	20	(1)	(2)	8,970
Total	53,576	59,574	30,863	74	853	(818)	(70)	90,476
Office of the Premier
10 Office of the Premier	8,998	9,268	1,733	862	658	(809)	(701)	11,011
Ministry of Advanced Education, Skills and Training
11 Ministry Operations	2,050,277	29,913	18,739	2,206,217	225	(32,363)	(69,024)	2,153,707
Ministry of Agriculture
12 Ministry Operations	64,859	28,476	12,389	35,757	15,219	(8)	(24,423)	67,410
13 Agricultural Land Commission	4,524	2,321	2,228	—	3	(1)	(2)	4,549
Statutory Appropriations	20,800	—	1,250	—	20,751	—	(1)	22,000
Less: Transfer from Ministry Operations Vote	(8,800)	—	—	—	(8,800)	—	—	(8,800)
Total	81,383	30,797	15,867	35,757	27,173	(9)	(24,426)	85,159
Ministry of Attorney General
14 Ministry Operations	415,881	326,733	94,310	220,711	15,204	(83,694)	(146,028)	427,236
15 Judiciary	71,786	65,825	8,255	179	129	—	—	74,388
16 Crown Proceeding Act	24,500	—	—	—	24,500	—	—	24,500
17 Independent Investigations Office	7,552	6,055	1,500	—	19	—	—	7,574
Statutory Appropriations	8,795	21,729	4,757	—	384	—	(17,961)	8,909
Less: Transfer from Ministry Operations Vote	(8,795)	—	—	—	(8,909)	—	—	(8,909)
Total	519,719	420,342	108,822	220,890	31,327	(83,694)	(163,989)	533,698
Ministry of Children and Family Development
18 Ministry Operations	1,451,160	351,880	49,903	1,237,065	30,584	(3,025)	(70,485)	1,595,922
Ministry of Citizens’ Services
19 Ministry Operations	492,191	133,996	626,660	40,500	114,965	(173,366)	(191,693)	551,062
Ministry of Education
20 Ministry Operations	5,571,246	25,991	33,846	6,024,755	1,084	(646)	(30,654)	6,054,376
Statutory Appropriations	37,608	4,742	2,782	38,000	97	—	—	45,621
Total	5,608,854	30,733	36,628	6,062,755	1,181	(646)	(30,654)	6,099,997

GENERAL FUND OPERATING EXPENSES ($000) continued

Vote and Statutory	Total 2016/17 Operating Expenses	Total Salaries and Benefits	Total Operating Costs	Total Government Transfers	Total Other Expenses	Total Internal Recoveries	Total External Recoveries	Total 2017/18 Operating Expenses
Ministry of Energy, Mines and Petroleum Resources
21 Ministry Operations	48,958	34,014	22,204	40,375	1,436	(8)	(3,015)	95,006
Statutory Appropriations	2,299	1,069	30	1,203	—	(1)	(2)	2,299
Total	51,257	35,083	22,234	41,578	1,436	(9)	(3,017)	97,305
Ministry of Environment and Climate Change Strategy
22 Ministry Operations	117,182	82,608	51,365	19,707	10,159	(21,090)	(4,142)	138,607
23 Environmental Assessment Office	11,828	8,867	2,291	1,600	14	(1)	(901)	11,870
Statutory Appropriations	20,735	—	3,675	—	18,935	—	—	22,610
Total	149,745	91,475	57,331	21,307	29,108	(21,091)	(5,043)	173,087
Ministry of Finance
24 Ministry Operations	162,124	127,085	122,391	21,185	69,702	(18,476)	(151,575)	170,312
25 Government Communications and Public Engagement	33,879	26,912	8,527	—	46	(1,175)	(105)	34,205
26 BC Public Service Agency	50,861	32,173	26,106	—	6,368	(9,697)	(1,540)	53,410
27 Benefits	1	547,816	3,671	350	35,496	(518,939)	(68,393)	1
Statutory Appropriations	4,188	66,099	7,600	37,636	3,549,981	(47,168)	(9,737)	3,604,411
Less: Transfer from Ministry Operations Vote	—	—	—	—	(35,474)	—	—	(35,474)
Total	251,053	800,085	168,295	59,171	3,626,119	(595,455)	(231,350)	3,826,865
Ministry of Forests, Lands, Natural Resource Operations & Rural Dev
28 Ministry Operations	428,442	261,374	191,369	46,631	66,352	(26,697)	(79,879)	459,150
29 Fire Management	63,164	243,587	272,716	—	4,062	(1,801)	(12,271)	506,293
Statutory Appropriations	181,679	24,374	99,163	5,993	77,003	(15,801)	(7,538)	183,194
Total	673,285	529,335	563,248	52,624	147,417	(44,299)	(99,688)	1,148,637
Ministry of Health
30 Ministry Operations	17,817,674	114,378	166,324	19,052,998	2,759	(147,589)	(439,216)	18,749,654
Statutory Appropriations	147,250	—	—	—	147,250	—	—	147,250
Total	17,964,924	114,378	166,324	19,052,998	150,009	(147,589)	(439,216)	18,896,904
Ministry of Indigenous Relations and Reconciliation
31 Ministry Operations	39,211	22,717	8,670	8,071	2,397	(503)	(462)	40,890
32 Treaty and Other Agreements Funding	41,949	—	—	53,801	—	(1)	(12,798)	41,002
Statutory Appropriations	4,612	150	—	8,925	—	(1)	(2)	9,072
Total	85,772	22,867	8,670	70,797	2,397	(505)	(13,262)	90,964
Ministry of Jobs, Trade and Technology
33 Ministry Operations	86,201	41,321	29,888	60,700	400	(6,223)	(5,763)	120,323
Statutory Appropriations	500	—	—	500	—	—	—	500
Total	86,701	41,321	29,888	61,200	400	(6,223)	(5,763)	120,823
Ministry of Labour
34 Ministry Operations	11,176	31,655	6,004	50	482	(410)	(26,257)	11,524
Ministry of Mental Health and Addictions
35 Ministry Operations	—	4,085	845	—	11	—	—	4,941

GENERAL FUND OPERATING EXPENSES ($000) continued

Vote and Statutory	Total 2016/17 Operating Expenses	Total Salaries and Benefits	Total Operating Costs	Total Government Transfers	Total Other Expenses	Total Internal Recoveries	Total External Recoveries	Total 2017/18 Operating Expenses
Ministry of Municipal Affairs and Housing
36 Ministry Operations	188,353	18,075	12,627	437,771	42	(10,746)	(213,230)	244,539
37 Housing	415,600	10,662	1,839	409,420	180	(1)	(2)	422,098
Statutory Appropriations	22,546	—	—	12,884	10,442	—	—	23,326
Total	626,499	28,737	14,466	860,075	10,664	(10,747)	(213,232)	689,963
Ministry of Public Safety and Solicitor General
38 Ministry Operations	683,559	250,480	56,782	525,445	7,503	(18,535)	(46,799)	774,876
39 Emergency Program Act	14,475	3,052	16,516	218,856	1	(1)	(456)	237,968
Statutory Appropriations	14,785	798	3,905	7,471	12,104	—	(7,498)	16,780
Total	712,819	254,330	77,203	751,772	19,608	(18,536)	(54,753)	1,029,624
Ministry of Social Development and Poverty Reduction
40 Ministry Operations	2,738,202	136,083	69,507	3,216,140	22,574	(29,885)	(308,959)	3,105,460
Ministry of Tourism, Arts and Culture
41 Ministry Operations	132,066	7,078	1,409	126,215	13	(4)	(879)	133,832
Statutory Appropriations	4,200	—	—	4,198	2	—	—	4,200
Total	136,266	7,078	1,409	130,413	15	(4)	(879)	138,032
Ministry of Transportation and Infrastructure
42 Ministry Operations	817,664	123,688	2,047,568	318,771	1,156	(2,019)	(1,645,619)	843,545
Management of Public Funds and Debt
43 Management of Public Funds and Debt	1,168,125	—	—	—	2,590,159	—	(1,340,493)	1,249,666
Other Appropriations
44 Contingencies (All Ministries) and New Programs	450,000	—	—	—	600,000	—	—	600,000
45 Capital Funding	1,303,378	—	—	1,591,024	5	—	(5)	1,591,024
46 Commissions on Collection of Public Funds	1	—	—	—	74,767	—	(74,766)	1
47 Allowances for Doubtful Revenue Accounts	1	—	—	—	199,115	—	(199,114)	1
48 Tax Transfers	1,039,000	—	—	1,166,000	—	—	—	1,166,000
49 Auditor General for Local Government	2,595	1,618	979	—	—	(1)	(2)	2,594
50 Forest Practices Board	3,814	2,242	1,571	—	7	(1)	(2)	3,817
Total	2,798,789	3,860	2,550	2,757,024	873,894	(2)	(273,889)	3,363,437
Overall Total	38,608,000	3,338,495	4,137,178	37,198,060	7,704,860	(1,171,551)	(5,213,042)	45,994,000
Adjusted Totals[1]		2,797,924	3,955,677	37,167,362	7,286,079	—	(5,213,042)

1 Amounts are net of adjustments to eliminate double counting. See page 11.

GENERAL FUND CAPITAL EXPENDITURES ($000)

Vote and Statutory	Total 2016/17 Capital Expenditures	Land	Land Improvements	Buildings	Specialized Equipment	Furniture and Equipment	Vehicles	Information Systems	Tenant Improvements	Roads, Bridges, and Ferries	Total 2017/18 Capital Expenditures
Legislative Assembly
1 Legislative Assembly	2,422	—	—	900	1,086	260	—	1,590	—	—	3,836
Officers of the Legislature
2 Auditor General	370	—	—	—	—	25	—	325	—	—	350
3 Conflict of Interest Commissioner	25	—	—	—	—	—	—	25	—	—	25
4 Elections BC	700	—	—	—	—	—	—	550	—	—	550
5 Information and Privacy Commissioner	45	—	—	—	—	5	—	40	—	—	45
6 Merit Commissioner	15	—	—	—	—	5	—	10	—	—	15
7 Ombudsperson	75	—	—	—	—	5	—	70	—	—	75
8 Police Complaint Commissioner	25	—	—	—	—	2	—	38	—	—	40
9 Representative for Children and Youth	50	—	—	—	—	20	—	30	—	—	50
Total	1,305	—	—	—	—	62	—	1,088	—	—	1,150
Office of the Premier
10 Office of the Premier	1	—	—	—	—	1	—	—	—	—	1
Ministry of Advanced Education, Skills and Training
11 Ministry Operations	504	—	—	—	—	4	—	2,393	—	—	2,397
Ministry of Agriculture
12 Ministry Operations	1,168	—	—	—	212	3	325	—	—	—	540
13 Agricultural Land Commission	—	—	—	—	—	—	—	—	—	—	—
Statutory Appropriations	—	—	—	—	—	—	—	—	—	—	—
Less: Transfer from Ministry Operations Vote	—	—	—	—	—	—	—	—	—	—	—
Total	1,168	—	—	—	212	3	325	—	—	—	540
Ministry of Attorney General
14 Ministry Operations	5,170	—	—	—	2,026	24	1,980	285	—	—	4,315
15 Judiciary	570	—	—	—	—	30	—	540	—	—	570
16 Crown Proceeding Act	—	—	—	—	—	—	—	—	—	—	—
17 Independent Investigations Office	145	—	—	—	—	—	—	—	—	—	—
Statutory Appropriations	363	—	—	—	—	—	—	363	—	—	363
Less: Transfer from Ministry Operations Vote	—	—	—	—	—	—	—	—	—	—	—
Total	6,248	—	—	—	2,026	54	1,980	1,188	—	—	5,248
Ministry of Children and Family Development
18 Ministry Operations	1,519	—	—	—	202	28	3,775	—	—	—	4,005
Ministry of Citizens’ Services
19 Ministry Operations	204,659	—	—	174,681	569	2,510	214	104,774	6,975	—	289,723
Ministry of Education
20 Ministry Operations	1,138	—	—	—	—	2	—	922	—	—	924
Statutory Appropriations	—	—	—	—	—	—	—	—	—	—	—
Total	1,138	—	—	—	—	2	—	922	—	—	924

GENERAL FUND CAPITAL EXPENDITURES ($000) continued

Vote and Statutory	Total 2016/17 Capital Expenditures	Land	Land Improvements	Buildings	Specialized Equipment	Furniture and Equipment	Vehicles	Information Systems	Tenant Improvements	Roads, Bridges, and Ferries	Total 2017/18 Capital Expenditures
Ministry of Energy, Mines and Petroleum Resources
21 Ministry Operations	756	—	—	—	45	1	363	—	—	—	409
Statutory Appropriations	—	—	—	—	—	—	—	—	—	—	—
Total	756	—	—	—	45	1	363	—	—	—	409
Ministry of Environment and Climate Change Strategy
22 Ministry Operations	17,537	—	19,471	—	1,172	10	1,432	—	—	—	22,085
23 Environmental Assessment Office	—	—	—	—	—	—	—	—	—	—	—
Statutory Appropriations	400	—	400	—	—	—	—	—	—	—	400
Total	17,937	—	19,871	—	1,172	10	1,432	—	—	—	22,485
Ministry of Finance
24 Ministry Operations	427	—	—	—	—	10	—	300	—	—	310
25 Government Communications and Public Engagement	—	—	—	—	—	—	—	—	—	—	—
26 BC Public Service Agency	10	—	—	—	10	—	—	—	—	—	10
27 Benefits	—	—	—	—	—	—	—	—	—	—	—
Statutory Appropriations	—	—	—	—	—	—	—	—	—	—	—
Less: Transfer from Ministry Operations Vote	—	—	—	—	—	—	—	—	—	—	—
Total	437	—	—	—	10	10	—	300	—	—	320
Ministry of Forests, Lands, Natural Resource Operations & Rural Dev
28 Ministry Operations	25,893	—	4,478	7,000	1,308	18	6,748	20,000	—	13,300	52,852
29 Fire Management	525	—	—	—	525	—	—	—	—	—	525
Statutory Appropriations	46,235	—	—	—	150	—	—	350	—	42,067	42,567
Total	72,653	—	4,478	7,000	1,983	18	6,748	20,350	—	55,367	95,944
Ministry of Health
30 Ministry Operations	3,948	—	—	—	—	30	—	2,536	—	—	2,566
Statutory Appropriations	—	—	—	—	—	—	—	—	—	—	—
Total	3,948	—	—	—	—	30	—	2,536	—	—	2,566
Ministry of Indigenous Relations and Reconciliation
31 Ministry Operations	1	5,340	—	—	—	1	—	—	—	—	5,341
32 Treaty and Other Agreements Funding	—	—	—	—	—	—	—	—	—	—	—
Statutory Appropriations	—	—	—	—	—	—	—	—	—	—	—
Total	1	5,340	—	—	—	1	—	—	—	—	5,341
Ministry of Jobs, Trade and Technology
33 Ministry Operations	3	—	—	—	—	1	—	—	—	—	1
Statutory Appropriations	—	—	—	—	—	—	—	—	—	—	—
Total	3	—	—	—	—	1	—	—	—	—	1
Ministry of Labour
34 Ministry Operations	3	—	—	—	—	3	—	—	—	—	3
Ministry of Mental Health and Addictions
35 Ministry Operations	—	—	—	—	—	1	—	—	—	—	1

GENERAL FUND CAPITAL EXPENDITURES ($000) continued

Vote and Statutory	Total 2016/17 Capital Expenditures	Land	Land Improvements	Buildings	Specialized Equipment	Furniture and Equipment	Vehicles	Information Systems	Tenant Improvements	Roads, Bridges, and Ferries	Total 2017/18 Capital Expenditures
Ministry of Municipal Affairs and Housing
36 Ministry Operations	1,074	—	—	—	—	2	—	450	—	—	452
37 Housing	—	—	—	—	—	—	—	—	—	—	—
Statutory Appropriations	—	—	—	—	—	—	—	—	—	—	—
Total	1,074	—	—	—	—	2	—	450	—	—	452
Ministry of Public Safety and Solicitor General
38 Ministry Operations	16,342	—	—	—	1,634	17	519	2,733	—	—	4,903
39 Emergency Program Act	—	—	—	—	—	—	—	—	—	—	—
Statutory Appropriations	—	—	—	—	—	—	—	—	—	—	—
Total	16,342	—	—	—	1,634	17	519	2,733	—	—	4,903
Ministry of Social Development and Poverty Reduction
40 Ministry Operations	4,034	—	—	—	—	114	86	3,528	500	—	4,228
Ministry of Tourism, Arts and Culture
41 Ministry Operations	—	—	—	—	—	1	—	—	—	—	1
Statutory Appropriations	—	—	—	—	—	—	—	—	—	—	—
Total	—	—	—	—	—	1	—	—	—	—	1
Ministry of Transportation and Infrastructure
42 Ministry Operations	4,072	—	—	—	625	10	1,688	—	—	—	2,323
Management of Public Funds and Debt
43 Management of Public Funds and Debt	—	—	—	—	—	—	—	—	—	—	—
Other Appropriations
44 Contingencies (All Ministries) and New Programs	93,373	—	—	4,103	—	—	—	63,640	—	—	67,743
45 Capital Funding	—	—	—	—	—	—	—	—	—	—	—
46 Commissions on Collection of Public Funds	—	—	—	—	—	—	—	—	—	—	—
47 Allowances for Doubtful Revenue Accounts	—	—	—	—	—	—	—	—	—	—	—
48 Tax Transfers	—	—	—	—	—	—	—	—	—	—	—
49 Auditor General for Local Government	—	—	—	—	—	—	—	—	—	—	—
50 Forest Practices Board	—	—	—	—	—	—	—	—	—	—	—
Total	93,373	—	—	4,103	—	—	—	63,640	—	—	67,743
Overall Total	433,597	5,340	24,349	186,684	9,564	3,143	17,130	205,492	7,475	55,367	514,544

OPERATING EXPENSES BY STANDARD OBJECT ($000)

STOB	Description	Total	Adjustments	Adjusted Total
50	Base Salaries	2,154,210	(19,518)[1]	2,134,692
51	Supplementary Salary Costs	31,643	—	31,643
52	Employee Benefits	1,132,795	(521,053)[2]	611,742
54	Legislative Salaries and Indemnities	19,847	—	19,847
	Salaries and Benefits	3,338,495	(540,571)	2,797,924
55	Boards, Commissions, and Courts - Fees and Expenses	15,337	—	15,337
57	Public Servant Travel	65,410	—	65,410
59	Centralized Management Support Services	73,415	(73,415)[3]	—
60	Professional Services	644,450	(1,255)[4]	643,195
63	Information Systems - Operating	420,003	(71,305)[4]	348,698
65	Office and Business Expenses	115,053	(11,312)[4]	103,741
67	Informational Advertising and Publications	11,010	—	11,010
68	Statutory Advertising and Publications	3,049	—	3,049
69	Utilities, Materials and Supplies	973,160	—	973,160
70	Operating Equipment and Vehicles	236,459	—	236,459
72	Non-Capital Roads and Bridges	1,011,454	—	1,011,454
73	Amortization	241,733	—	241,733
75	Building Occupancy Charges	326,645	(24,214)[4]	302,431
	Operating Costs	4,137,178	(181,501)	3,955,677
77	Transfers - Grants	920,834	(1,600)[4]	919,234
79	Transfers - Entitlements	23,475,919	—	23,475,919
80	Transfers - Shared Cost Arrangements	12,801,307	(29,098)[4]	12,772,209
	Government Transfers	37,198,060	(30,698)	37,167,362
81	Transfer Between Votes and Special Accounts	217,205	(217,205)[5]	—
83	Interest on the Public Debt	1,243,438	—	1,243,438
85	Other Expenses	6,244,217	(201,576)[4]	6,042,641
	Other Expenses	7,704,860	(418,781)	7,286,079
86	Recoveries Between Votes and Special Accounts	(217,205)	217,205 [5]	—
88	Recoveries Within the Consolidated Revenue Fund	(954,346)	954,346 [6]	—
	Internal Recoveries	(1,171,551)	1,171,551	—
89	Recoveries Within the Government Reporting Entity	(2,409,060)	—	(2,409,060)
90	Recoveries External to the Government Reporting Entity	(2,803,982)	—	(2,803,982)
	External Recoveries	(5,213,042)	—	(5,213,042)
	Net Operating Expenses	45,994,000	—	45,994,000

1                                           Recoveries between ministries for base salaries.

2                                           Recoveries from ministries by the BC Public Service Agency and between ministries for employee benefits.

3                                           Recoveries from ministries by the Office of the Premier, Attorney General, and Finance for centrally managed services such as legal services.

4                                           Recoveries between ministries for other centralized services and shared cost arrangements such as banking charges, workplace and technology services, professional services, and other corporate services.

5                                           Transfers between special accounts and votes.

6                                           Recoveries for costs referred to in Notes 1, 2, 3, and 4.

SPECIAL OFFICES, MINISTRIES AND OTHER APPROPRIATIONS

OPERATING EXPENSES

LEGISLATIVE ASSEMBLY

($000)

VOTE 1 Legislative Assembly

Description	Total 2016/17 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Legislative Assembly	69,565	19,834	210	11,417	16,471	47,932	—	400	—	1,358	2,552	2,825	5	345	2,486
Members’ Services	36,075	779	—	6,880	15,729	23,388	—	98	—	224	221	262	—	95	—
Caucus Support Services	7,196	5,358	—	1,308	—	6,666	—	—	—	—	—	940	—	—	—
Office of the Speaker	382	196	—	39	—	235	—	6	—	15	4	80	—	—	—
Office of the Clerk	896	165	—	76	374	615	—	101	—	76	15	30	—	—	—
Clerk of the Committees	635	362	—	117	206	685	—	10	—	4	12	13	—	—	—
Legislative Operations	13,435	5,170	92	1,230	—	6,492	—	73	—	672	2,088	1,196	5	250	1,786
Sergeant-at-Arms	5,026	3,862	118	877	162	5,019	—	59	—	98	56	194	—	—	92
Hansard	3,818	2,478	—	534	—	3,012	—	42	—	225	106	72	—	—	429
Legislative Library	2,102	1,464	—	356	—	1,820	—	11	—	44	50	38	—	—	179

Total	69,565	19,834	210	11,417	16,471	47,932	—	400	—	1,358	2,552	2,825	5	345	2,486

LEGISLATIVE ASSEMBLY

($000)

VOTE 1 Legislative Assembly

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2017/18 Operating Expenses
Legislative Assembly	45	—	1,550	855	12,421	20	—	—	20	—	—	22,445	22,445	—	(47)	(47)	(1)	(579)	(580)	82,191
Members’ Services	—	—	—	—	900	—	—	—	—	—	—	22,170	22,170	—	—	—	—	—	—	46,458
Caucus Support Services	—	—	—	—	940	—	—	—	—	—	—	—	—	—	—	—	—	—	—	7,606
Office of the Speaker	—	—	—	—	105	10	—	—	10	—	—	10	10	—	—	—	—	—	—	360
Office of the Clerk	—	—	—	—	222	—	—	—	—	—	—	30	30	—	—	—	—	—	—	867
Clerk of the Committees	—	—	—	—	39	—	—	—	—	—	—	—	—	—	—	—	—	—	—	724
Legislative Operations	30	—	1,550	850	8,500	10	—	—	10	—	—	235	235	—	(47)	(47)	(1)	(579)	(580)	14,610
Sergeant-at-Arms	15	—	—	—	514	—	—	—	—	—	—	—	—	—	—	—	—	—	—	5,533
Hansard	—	—	—	5	879	—	—	—	—	—	—	—	—	—	—	—	—	—	—	3,891
Legislative Library	—	—	—	—	322	—	—	—	—	—	—	—	—	—	—	—	—	—	—	2,142

Total	45	—	1,550	855	12,421	20	—	—	20	—	—	22,445	22,445	—	(47)	(47)	(1)	(579)	(580)	82,191

OFFICERS OF THE LEGISLATURE

($000)

VOTE 2 Auditor General

	Total
	2016/17					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Auditor General	17,097	9,607	100	2,520	273	12,500	—	600	—	1,265	500	710	—	—	—

Total	17,097	9,607	100	2,520	273	12,500	—	600	—	1,265	500	710	—	—	—

VOTE 3 Conflict of Interest Commissioner

	Total
	2016/17					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Conflict of Interest Commissioner	701	174	—	77	354	605	—	22	—	45	9	14	—	1	1

Total	701	174	—	77	354	605	—	22	—	45	9	14	—	1	1

VOTE 4 Elections BC

	Total
	2016/17					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Elections BC	9,385	22,373	1,859	2,775	273	27,280	—	146	—	1,113	2,553	6,766	2,328	518	108

Total	9,385	22,373	1,859	2,775	273	27,280	—	146	—	1,113	2,553	6,766	2,328	518	108

VOTE 5 Information and Privacy Commissioner

	Total
	2016/17					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Information and Privacy Commissioner	5,964	2,921	—	857	273	4,051	—	52	—	530	99	152	—	12	28

Total	5,964	2,921	—	857	273	4,051	—	52	—	530	99	152	—	12	28

VOTE 6 Merit Commissioner

	Total
	2016/17					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Merit Commissioner	1,054	368	—	137	150	655	—	17	—	136	26	15	—	12	4

Total	1,054	368	—	137	150	655	—	17	—	136	26	15	—	12	4

OFFICERS OF THE LEGISLATURE

($000)

VOTE 2 Auditor General

																				Total
					Total				Total				Total			Total			Total	2017/18
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Auditor General	—	—	275	1,420	4,770	69	—	—	69	—	—	—	—	—	—	—	—	—	—	17,339

Total	—	—	275	1,420	4,770	69	—	—	69	—	—	—	—	—	—	—	—	—	—	17,339

VOTE 3 Conflict of Interest Commissioner

																				Total
					Total				Total				Total			Total			Total	2017/18
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Conflict of Interest Commissioner	12	—	1	22	127	—	—	—	—	—	—	11	11	—	—	—	—	—	—	743

Total	12	—	1	22	127	—	—	—	—	—	—	11	11	—	—	—	—	—	—	743

VOTE 4 Elections BC

																				Total
					Total				Total				Total			Total			Total	2017/18
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Elections BC	31	—	625	4,681	18,869	—	—	—	—	—	—	5	5	—	—	—	—	—	—	46,154

Total	31	—	625	4,681	18,869	—	—	—	—	—	—	5	5	—	—	—	—	—	—	46,154

VOTE 5 Information and Privacy Commissioner

																				Total
					Total				Total				Total			Total			Total	2017/18
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Information and Privacy Commissioner	—	—	39	621	1,533	—	—	—	—	—	—	483	483	—	(1)	(1)	(1)	(1)	(2)	6,064

Total	—	—	39	621	1,533	—	—	—	—	—	—	483	483	—	(1)	(1)	(1)	(1)	(2)	6,064

VOTE 6 Merit Commissioner

																				Total
					Total				Total				Total			Total			Total	2017/18
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Merit Commissioner	—	—	15	152	377	—	—	—	—	—	—	93	93	—	—	—	—	—	—	1,125

Total	—	—	15	152	377	—	—	—	—	—	—	93	93	—	—	—	—	—	—	1,125

OFFICERS OF THE LEGISLATURE

($000)

VOTE 7 Ombudsperson

	Total
	2016/17					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Ombudsperson	7,117	4,465	57	1,198	273	5,993	—	60	—	73	214	247	60	22	41

Total	7,117	4,465	57	1,198	273	5,993	—	60	—	73	214	247	60	22	41

VOTE 8 Police Complaint Commissioner

	Total
	2016/17					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Police Complaint Commissioner	3,428	1,461	5	439	273	2,178	—	52	—	440	63	70	—	1	11

Total	3,428	1,461	5	439	273	2,178	—	52	—	440	63	70	—	1	11

VOTE 9 Representative for Children and Youth

	Total
	2016/17					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Representative for Children and Youth	8,830	4,691	100	1,248	273	6,312	—	300	—	437	500	421	—	—	7

Total	8,830	4,691	100	1,248	273	6,312	—	300	—	437	500	421	—	—	7

OFFICERS OF THE LEGISLATURE

($000)

VOTE 7 Ombudsperson

																				Total
					Total				Total				Total			Total			Total	2017/18
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Ombudsperson	—	—	50	774	1,541	—	—	—	—	—	—	—	—	—	(816)	(816)	—	(65)	(65)	6,653

Total	—	—	50	774	1,541	—	—	—	—	—	—	—	—	—	(816)	(816)	—	(65)	(65)	6,653

VOTE 8 Police Complaint Commissioner

																				Total
					Total				Total				Total			Total			Total	2017/18
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Police Complaint Commissioner	—	—	23	350	1,010	—	—	—	—	—	—	241	241	—	—	—	—	(1)	(1)	3,428

Total	—	—	23	350	1,010	—	—	—	—	—	—	241	241	—	—	—	—	(1)	(1)	3,428

VOTE 9 Representative for Children and Youth

																				Total
					Total				Total				Total			Total			Total	2017/18
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Representative for Children and Youth	8	—	43	920	2,636	5	—	—	5	—	—	20	20	—	(1)	(1)	(1)	(1)	(2)	8,970

Total	8	—	43	920	2,636	5	—	—	5	—	—	20	20	—	(1)	(1)	(1)	(1)	(2)	8,970

OFFICE OF THE PREMIER

($000)

VOTE 10 Office of the Premier

	Total
	2016/17					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Intergovernmental Relations Secretariat	2,453	2,109	9	520	—	2,638	—	71	8	37	74	623	—	—	1
Executive and Support Services	6,545	5,153	30	1,339	108	6,630	—	334	56	51	165	253	—	—	5
Premier’s Office	3,033	1,960	5	523	108	2,596	—	222	—	10	52	84	—	—	—
Executive Operations	3,512	3,193	25	816	—	4,034	—	112	56	41	113	169	—	—	5

Total	8,998	7,262	39	1,859	108	9,268	—	405	64	88	239	876	—	—	6

OFFICE OF THE PREMIER

($000)

VOTE 10 Office of the Premier

																				Total
					Total				Total				Total			Total			Total	2017/18
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Intergovernmental Relations Secretariat	5	—	—	6	825	450	—	411	861	—	—	2	2	—	(808)	(808)	—	(700)	(700)	2,818
Executive and Support Services	25	—	12	7	908	1	—	—	1	—	—	656	656	—	(1)	(1)	(1)	—	(1)	8,193
Premier’s Office	1	—	2	—	371	—	—	—	—	—	—	95	95	—	—	—	—	—	—	3,062
Executive Operations	24	—	10	7	537	1	—	—	1	—	—	561	561	—	(1)	(1)	(1)	—	(1)	5,131

Total	30	—	12	13	1,733	451	—	411	862	—	—	658	658	—	(809)	(809)	(1)	(700)	(701)	11,011

MINISTRY OF ADVANCED EDUCATION, SKILLS AND TRAINING

($000)

VOTE 11 Ministry Operations

	Total
	2016/17					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69

Educational Institutions and Organizations	1,856,886	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Student Services Programs	70,374	4,170	—	1,015	—	5,185	—	33	—	595	12	644	—	—	—
Private Training Institutions	1	2,208	1	537	—	2,746	30	50	22	250	40	30	—	—	—
Labour Market and Information	6,533	5,673	11	1,375	—	7,059	—	263	96	3,269	5,095	181	1,840	—	—
Strategy and Planning	1,371	942	11	222	—	1,175	—	42	—	135	15	62	—	—	—
Labour Market Information and Policy	2,558	1,480	—	361	—	1,841	—	83	62	1,815	4,011	47	1,840	—	—
Labour Market and Skills Training Programs	2,604	3,251	—	792	—	4,043	—	138	34	1,319	1,069	72	—	—	—
Transfers to Crown Corporations and Agencies	96,434	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Industry Training Authority	96,434	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	20,049	11,889	66	2,914	54	14,923	40	352	635	1,242	1,508	230	1,000	19	8
Minister’s Office	595	339	—	103	54	496	—	105	—	—	15	43	—	—	—
Corporate Services	19,454	11,550	66	2,811	—	14,427	40	247	635	1,242	1,493	187	1,000	19	8

Total	2,050,277	23,940	78	5,841	54	29,913	70	698	753	5,356	6,655	1,085	2,840	19	8

MINISTRY OF ADVANCED EDUCATION, SKILLS AND TRAINING

($000)

VOTE 11 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2017/18
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses

Educational Institutions and Organizations	—	—	—	—	—	12,860	1,934,637	27,204	1,974,701	—	—	1	1	—	(17,000)	(17,000)	(1)	(1)	(2)	1,957,700
Student Services Programs	—	—	—	—	1,284	51,482	7,600	6,518	65,600	—	—	9	9	—	—	—	(1)	(1)	(2)	72,076
Private Training Institutions	—	—	50	255	727	—	—	—	—	—	—	20	20	—	(1)	(1)	(1)	(3,490)	(3,491)	1
Labour Market and Information	—	—	3	—	10,747	114	—	68,828	68,942	—	—	12	12	—	(15,149)	(15,149)	(1)	(65,010)	(65,011)	6,600
Strategy and Planning	—	—	—	—	254	—	—	—	—	—	—	3	3	—	—	—	(1)	—	(1)	1,431
Labour Market Information and Policy	—	—	—	—	7,858	114	—	7,900	8,014	—	—	1	1	—	(15,149)	(15,149)	—	—	—	2,565
Labour Market and Skills Training Programs	—	—	3	—	2,635	—	—	60,928	60,928	—	—	8	8	—	—	—	—	(65,010)	(65,010)	2,604
Transfers to Crown Corporations and Agencies	—	—	—	—	—	—	—	96,974	96,974	—	—	—	—	—	—	—	—	—	—	96,974
Industry Training Authority	—	—	—	—	—	—	—	96,974	96,974	—	—	—	—	—	—	—	—	—	—	96,974
Executive and Support Services	9	—	938	—	5,981	—	—	—	—	—	—	183	183	—	(213)	(213)	(104)	(414)	(518)	20,356
Minister’s Office	—	—	—	—	163	—	—	—	—	—	—	76	76	—	—	—	—	—	—	735
Corporate Services	9	—	938	—	5,818	—	—	—	—	—	—	107	107	—	(213)	(213)	(104)	(414)	(518)	19,621

Total	9	—	991	255	18,739	64,456	1,942,237	199,524	2,206,217	—	—	225	225	—	(32,363)	(32,363)	(108)	(68,916)	(69,024)	2,153,707

MINISTRY OF AGRICULTURE

($000)

VOTE 12 Ministry Operations

	Total
	2016/17					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Agriculture Science and Policy	16,455	10,549	22	2,569	—	13,140	—	604	—	2,727	106	676	—	—	847
Corporate Governance, Policy and Legislation	3,490	2,682	—	653	—	3,335	—	72	—	110	23	43	—	—	—
Plant and Animal Health	6,786	4,234	21	1,031	—	5,286	—	92	—	203	9	58	—	—	670
Food Safety and Inspection	6,178	3,633	1	885	—	4,519	—	275	—	491	74	90	—	—	50
Growing Forward	1	—	—	—	—	—	—	165	—	1,923	—	485	—	—	127
Business Development	40,202	10,714	79	2,639	—	13,432	—	321	—	1,756	1,050	380	40	—	92
Sector Development and Management Services	5,447	2,889	29	703	—	3,621	—	114	—	252	47	84	—	—	91
Innovation and Adaptation Services	11,641	2,581	—	628	—	3,209	—	57	—	449	18	96	—	—	—
Business Risk Management	23,114	5,244	50	1,308	—	6,602	—	150	—	1,055	985	200	40	—	1
BC Farm Industry Review Board	1,206	462	—	112	—	574	377	30	—	199	4	30	—	—	—
Executive and Support Services	6,996	1,010	—	266	54	1,330	—	137	443	71	611	468	—	—	—
Minister’s Office	506	339	—	103	54	496	—	87	—	—	9	14	—	—	—
Corporate Services	6,490	671	—	163	—	834	—	50	443	71	602	454	—	—	—

Total	64,859	22,735	101	5,586	54	28,476	377	1,092	443	4,753	1,771	1,554	40	—	939

VOTE 13 Agricultural Land Commission

	Total
	2016/17					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Agricultural Land Commission	4,524	1,867	—	454	—	2,321	794	188	28	525	239	69	—	21	26

Total	4,524	1,867	—	454	—	2,321	794	188	28	525	239	69	—	21	26

Statutory Appropriations

	Total
	2016/17					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Production Insurance Account	20,800	—	—	—	—	—	—	—	—	1,250	—	—	—	—	—

Total	20,800	—	—	—	—	—	—	—	—	1,250	—	—	—	—	—

MINISTRY OF AGRICULTURE

($000)

VOTE 12 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2017/18
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Agriculture Science and Policy	248	—	503	—	5,711	—	—	11,337	11,337	—	—	25	25	—	(3)	(3)	(4)	(13,863)	(13,867)	16,343
Corporate Governance, Policy and Legislation	—	—	—	—	248	—	—	—	—	—	—	7	7	—	(1)	(1)	(1)	(50)	(51)	3,538
Plant and Animal Health	248	—	485	—	1,765	—	—	338	338	—	—	8	8	—	(1)	(1)	(1)	(470)	(471)	6,925
Food Safety and Inspection	—	—	18	—	998	—	—	356	356	—	—	9	9	—	(1)	(1)	(1)	(1)	(2)	5,879
Growing Forward	—	—	—	—	2,700	—	—	10,643	10,643	—	—	1	1	—	—	—	(1)	(13,342)	(13,343)	1
Business Development	76	—	57	—	3,772	21,378	—	3,042	24,420	8,800	—	3,220	12,020	—	(3)	(3)	(3)	(10,549)	(10,552)	43,089
Sector Development and Management Services	4	—	—	—	592	87	—	2,062	2,149	—	—	5	5	—	(1)	(1)	(1)	(1)	(2)	6,364
Innovation and Adaptation Services	—	—	—	—	620	9,555	—	680	10,235	—	—	7	7	—	(1)	(1)	(1)	(235)	(236)	13,834
Business Risk Management	72	—	57	—	2,560	11,736	—	300	12,036	8,800	—	3,208	12,008	—	(1)	(1)	(1)	(10,313)	(10,314)	22,891
BC Farm Industry Review Board	—	—	1	—	641	—	—	—	—	—	—	2	2	—	(1)	(1)	(1)	(1)	(2)	1,214
Executive and Support Services	264	—	91	180	2,265	—	—	—	—	—	—	3,172	3,172	—	(1)	(1)	(1)	(1)	(2)	6,764
Minister’s Office	—	—	—	—	110	—	—	—	—	—	—	32	32	—	—	—	—	—	—	638
Corporate Services	264	—	91	180	2,155	—	—	—	—	—	—	3,140	3,140	—	(1)	(1)	(1)	(1)	(2)	6,126

Total	588	—	652	180	12,389	21,378	—	14,379	35,757	8,800	—	6,419	15,219	—	(8)	(8)	(9)	(24,414)	(24,423)	67,410

VOTE 13 Agricultural Land Commission

																				Total
					Total				Total				Total			Total			Total	2017/18
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Agricultural Land Commission	52	—	281	5	2,228	—	—	—	—	—	—	3	3	—	(1)	(1)	(1)	(1)	(2)	4,549

Total	52	—	281	5	2,228	—	—	—	—	—	—	3	3	—	(1)	(1)	(1)	(1)	(2)	4,549

Statutory Appropriations

																				Total
					Total				Total				Total			Total			Total	2017/18
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Production Insurance Account	—	—	—	—	1,250	—	—	—	—	—	—	20,751	20,751	—	—	—	—	(1)	(1)	22,000

Total	—	—	—	—	1,250	—	—	—	—	—	—	20,751	20,751	—	—	—	—	(1)	(1)	22,000

MINISTRY OF ATTORNEY GENERAL

($000)

VOTE 14 Ministry Operations

Description	Total 2016/17 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Justice Services	110,297	14,244	—	3,467	—	17,711	—	179	24	599	208	427	—	—	—
Prosecution Services	126,598	93,644	548	22,793	—	116,985	1,793	1,346	—	4,420	171	2,732	—	—	379
Court Services	99,496	71,643	894	17,633	—	90,170	1,932	1,401	—	2,261	1,883	3,027	—	—	1,209
Legal Services	21,207	45,425	485	11,106	—	57,016	20	856	—	36,008	602	2,013	—	127	—
Agencies, Boards, Commissions and Other Tribunals	23,394	11,444	254	2,864	—	14,562	4,027	338	—	2,678	642	775	—	47	5
Agencies, Boards, Commissions and Other Tribunals	23,393	8,706	23	2,152	—	10,881	3,591	251	—	1,066	398	526	—	22	5
British Columbia Utilities Commission	1	2,738	231	712	—	3,681	436	87	—	1,612	244	249	—	25	—
Liquor Control and Licensing	1	7,150	20	1,740	—	8,910	—	221	147	300	525	300	—	—	5
Gaming Policy and Enforcement	19,055	9,944	72	2,420	—	12,436	—	472	333	312	517	621	—	120	2
Gaming Policy and Enforcement Operations	19,054	9,944	72	2,420	—	12,436	—	472	333	312	517	621	—	120	2
Distribution of Gaming Proceeds	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	15,833	7,118	18	1,754	53	8,943	—	152	57	31	7,165	227	—	12	3
Minister’s Office	728	429	—	125	53	607	—	60	—	—	20	25	—	—	3
Corporate Services	15,105	6,689	18	1,629	—	8,336	—	92	57	31	7,145	202	—	12	—

Total	415,881	260,612	2,291	63,777	53	326,733	7,772	4,965	561	46,609	11,713	10,122	—	306	1,603

VOTE 15 Judiciary

	Total
	2016/17					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Judiciary	71,786	52,851	110	12,864	—	65,825	1,997	1,484	—	407	1,756	1,787	—	3	102
Superior Courts	15,693	11,415	80	2,778	—	14,273	—	186	—	250	1,540	795	—	—	26
Provincial Courts	56,093	41,436	30	10,086	—	51,552	1,997	1,298	—	157	216	992	—	3	76

Total	71,786	52,851	110	12,864	—	65,825	1,997	1,484	—	407	1,756	1,787	—	3	102

VOTE 16 Crown Proceeding Act

Description	Total 2016/17 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Crown Proceeding Act	24,500	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	24,500	—	—	—	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF ATTORNEY GENERAL

($000)

VOTE 14 Ministry Operations

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2017/18 Operating Expenses
Justice Services	58	—	457	1	1,953	158	—	97,948	98,106	—	—	86	86	—	(1,400)	(1,400)	(10)	(3,292)	(3,302)	113,154
Prosecution Services	88	—	260	300	11,489	—	—	—	—	—	—	1,103	1,103	(1,688)	—	(1,688)	—	—	—	127,889
Court Services	1,591	—	3,358	611	17,273	—	—	—	—	—	—	730	730	—	—	—	—	(2,852)	(2,852)	105,321
Legal Services	—	—	93	—	39,719	—	—	—	—	—	—	397	397	—	(74,341)	(74,341)	(290)	(10)	(300)	22,491
Agencies, Boards, Commissions and Other Tribunals	—	—	47	686	9,245	—	—	—	—	8,909	—	33	8,942	—	(2)	(2)	(1,278)	(7,919)	(9,197)	23,550
Agencies, Boards, Commissions and Other Tribunals	—	—	46	230	6,135	—	—	—	—	8,909	—	26	8,935	—	(2)	(2)	(1,278)	(1,122)	(2,400)	23,549
British Columbia Utilities Commission	—	—	1	456	3,110	—	—	—	—	—	—	7	7	—	—	—	—	(6,797)	(6,797)	1
Liquor Control and Licensing	170	—	49	749	2,466	—	—	—	—	—	—	229	229	—	(1)	(1)	(1)	(11,602)	(11,603)	1
Gaming Policy and Enforcement	8	—	444	—	2,829	11,800	—	110,805	122,605	—	—	49	49	—	(1)	(1)	—	(118,772)	(118,772)	19,146
Gaming Policy and Enforcement Operations	8	—	444	—	2,829	—	—	7,605	7,605	—	—	49	49	—	(1)	(1)	—	(3,773)	(3,773)	19,145
Distribution of Gaming Proceeds	—	—	—	—	—	11,800	—	103,200	115,000	—	—	—	—	—	—	—	—	(114,999)	(114,999)	1
Executive and Support Services	—	—	1,689	—	9,336	—	—	—	—	—	—	3,668	3,668	—	(6,261)	(6,261)	(1)	(1)	(2)	15,684
Minister’s Office	—	—	—	—	108	—	—	—	—	—	—	176	176	—	—	—	—	—	—	891
Corporate Services	—	—	1,689	—	9,228	—	—	—	—	—	—	3,492	3,492	—	(6,261)	(6,261)	(1)	(1)	(2)	14,793

Total	1,915	—	6,397	2,347	94,310	11,958	—	208,753	220,711	8,909	—	6,295	15,204	(1,688)	(82,006)	(83,694)	(1,580)	(144,448)	(146,028)	427,236

VOTE 15 Judiciary

																				Total
					Total				Total				Total			Total			Total	2017/18
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Judiciary	70	—	649	—	8,255	4	—	175	179	—	—	129	129	—	—	—	—	—	—	74,388
Superior Courts	4	—	400	—	3,201	—	—	—	—	—	—	38	38	—	—	—	—	—	—	17,512
Provincial Courts	66	—	249	—	5,054	4	—	175	179	—	—	91	91	—	—	—	—	—	—	56,876

Total	70	—	649	—	8,255	4	—	175	179	—	—	129	129	—	—	—	—	—	—	74,388

VOTE 16 Crown Proceeding Act

					Total Operating				Total Govt				Total Other			Total Internal			Total External	Total 2017/18 Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Crown Proceeding Act	—	—	—	—	—	—	—	—	—	—	—	24,500	24,500	—	—	—	—	—	—	24,500

Total	—	—	—	—	—	—	—	—	—	—	—	24,500	24,500	—	—	—	—	—	—	24,500

MINISTRY OF ATTORNEY GENERAL

($000)

VOTE 17 Independent Investigations Office

	Total
	2016/17					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Independent Investigations Office	7,552	4,719	—	1,336	—	6,055	—	161	50	111	171	208	—	—	4

Total	7,552	4,719	—	1,336	—	6,055	—	161	50	111	171	208	—	—	4

Statutory Appropriations

	Total
	2016/17					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Public Guardian and Trustee Operating Account	8,795	17,332	178	4,219	—	21,729	—	139	—	1,432	1,260	837	—	26	4

Total	8,795	17,332	178	4,219	—	21,729	—	139	—	1,432	1,260	837	—	26	4

MINISTRY OF ATTORNEY GENERAL

($000)

VOTE 17 Independent Investigations Office

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2017/18 Operating Expenses
Independent Investigations Office	100	—	314	381	1,500	—	—	—	—	—	—	19	19	—	—	—	—	—	—	7,574

Total	100	—	314	381	1,500	—	—	—	—	—	—	19	19	—	—	—	—	—	—	7,574

Statutory Appropriations

					Total Operating				Total Govt				Total Other			Total Internal			Total External	Total 2017/18 Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Public Guardian and Trustee Operating Account	—	—	883	176	4,757	—	—	—	—	—	—	384	384	—	—	—	—	(17,961)	(17,961)	8,909

Total	—	—	883	176	4,757	—	—	—	—	—	—	384	384	—	—	—	—	(17,961)	(17,961)	8,909

MINISTRY OF CHILDREN AND FAMILY DEVELOPMENT

($000)

VOTE 18 Ministry Operations

	Total
	2016/17					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Early Years Services	305,879	7,785	72	1,895	—	9,752	21	42	—	25	65	563	—	—	—
Services for Children and Youth with Special Needs	303,568	13,108	140	3,190	—	16,438	—	86	—	—	—	59	—	—	84
Child and Youth Mental Health Services	80,374	39,761	835	9,727	—	50,323	—	488	—	754	226	408	—	—	360
Child Safety, Family Support and Children in Care Services	536,918	112,814	3,765	27,562	—	144,141	—	1,440	9,417	—	15	137	—	22	85
Adoption Services	30,678	5,034	56	1,225	—	6,315	—	50	—	—	—	10	—	—	—
Youth Justice Services	45,157	27,304	769	6,646	—	34,719	—	256	—	27	6	102	—	—	949
Service Delivery Support	133,820	61,971	675	15,228	—	77,874	—	3,554	3,300	2,896	5,576	9,187	—	—	—
Executive and Support Services	14,766	9,804	31	2,414	69	12,318	—	358	15	50	10	818	—	—	—
Ministers’ Offices	602	476	—	143	69	688	—	48	—	—	8	6	—	—	—
Corporate Services	14,164	9,328	31	2,271	—	11,630	—	310	15	50	2	812	—	—	—

Total	1,451,160	277,581	6,343	67,887	69	351,880	21	6,274	12,732	3,752	5,898	11,284	—	22	1,478

MINISTRY OF CHILDREN AND FAMILY DEVELOPMENT

($000)

VOTE 18 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2017/18
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Early Years Services	—	—	70	—	786	400	119,891	198,828	319,119	—	—	16	16	—	(1)	(1)	(1)	(1)	(2)	329,670
Services for Children and Youth with Special Needs	20	—	—	—	249	—	18,141	298,837	316,978	—	—	26	26	—	(1)	(1)	(1)	(1,865)	(1,866)	331,824
Child and Youth Mental Health Services	106	—	—	1,404	3,746	—	144	45,635	45,779	—	—	219	219	—	(3,018)	(3,018)	(461)	(96)	(557)	96,492
Child Safety, Family Support and Children in Care Services	8	—	—	102	11,226	—	38,579	457,670	496,249	—	—	910	910	—	(1)	(1)	(161)	(49,004)	(49,165)	603,360
Adoption Services	—	—	—	—	60	—	116	24,706	24,822	—	—	9	9	—	(1)	(1)	(1)	(1)	(2)	31,203
Youth Justice Services	133	—	—	—	1,473	—	300	27,499	27,799	—	—	56	56	—	(1)	(1)	(1)	(17,984)	(17,985)	46,061
Service Delivery Support	2,119	—	1,371	3,082	31,085	—	—	5,738	5,738	—	—	27,796	27,796	—	(1)	(1)	(1)	(226)	(227)	142,265
Executive and Support Services	—	—	—	27	1,278	—	—	581	581	—	—	1,552	1,552	—	(1)	(1)	(1)	(680)	(681)	15,047
Ministers’ Offices	—	—	—	—	62	—	—	—	—	—	—	110	110	—	—	—	—	—	—	860
Corporate Services	—	—	—	27	1,216	—	—	581	581	—	—	1,442	1,442	—	(1)	(1)	(1)	(680)	(681)	14,187

Total	2,386	—	1,441	4,615	49,903	400	177,171	1,059,494	1,237,065	—	—	30,584	30,584	—	(3,025)	(3,025)	(628)	(69,857)	(70,485)	1,595,922

MINISTRY OF CITIZENS’ SERVICES

($000)

VOTE 19 Ministry Operations

	Total
	2016/17					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Services to Citizens and Businesses	17,306	18,368	207	4,552	—	23,127	—	439	99	993	4,400	1,070	—	20	49
Service BC Operations	16,495	14,107	173	3,515	—	17,795	—	396	2	556	563	578	—	—	26
BC Online	810	2,286	2	556	—	2,844	—	10	86	437	3,035	110	—	—	—
BC Registry Services	1	1,975	32	481	—	2,488	—	33	11	—	802	382	—	20	23
Office of the Chief Information Officer	9,959	6,742	37	1,641	—	8,420	—	82	210	986	687	325	—	—	—
Procurement and Supply Services	2,495	20,925	597	5,093	—	26,615	—	131	946	1,016	5,480	1,121	—	—	2,573
Real Property	281,105	12,934	34	3,148	—	16,116	—	245	300	350	186	283	—	—	24,323
Technology Solutions	145,297	21,890	188	5,762	—	27,840	—	83	1,046	3,188	181,660	699	—	—	—
Corporate Information and Records Management Office	15,307	14,852	44	3,615	—	18,511	—	46	406	4,219	1,180	398	—	—	—
Executive and Support Services	20,722	10,673	11	2,629	54	13,367	—	104	52	355	4,750	235	—	—	—
Minister’s Office	564	339	1	103	54	497	—	38	—	—	16	11	—	—	—
Corporate Services	20,158	10,334	10	2,526	—	12,870	—	66	52	355	4,734	224	—	—	—

Total	492,191	106,384	1,118	26,440	54	133,996	—	1,130	3,059	11,107	198,343	4,131	—	20	26,945

MINISTRY OF CITIZENS’ SERVICES

($000)

VOTE 19 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2017/18
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Services to Citizens and Businesses	—	—	1,254	240	8,564	—	—	—	—	—	—	892	892	—	(2,736)	(2,736)	(400)	(11,805)	(12,205)	17,642
Service BC Operations	—	—	49	—	2,170	—	—	—	—	—	—	801	801	—	(2,736)	(2,736)	(400)	(800)	(1,200)	16,830
BC Online	—	—	5	240	3,923	—	—	—	—	—	—	9	9	—	—	—	—	(5,965)	(5,965)	811
BC Registry Services	—	—	1,200	—	2,471	—	—	—	—	—	—	82	82	—	—	—	—	(5,040)	(5,040)	1
Office of the Chief Information Officer	—	—	5	—	2,295	40,000	—	500	40,500	—	—	1	1	—	(1)	(1)	(1,035)	(150)	(1,185)	50,030
Procurement and Supply Services	1,995	—	44	4,403	17,709	—	—	—	—	—	—	75,514	75,514	—	(70,312)	(70,312)	(17,092)	(29,599)	(46,691)	2,835
Real Property	31	—	55,607	290,633	371,958	—	—	—	—	—	—	37,219	37,219	—	(24,214)	(24,214)	(65,970)	(38,930)	(104,900)	296,179
Technology Solutions	—	—	27,388	44	214,108	—	—	—	—	—	—	307	307	—	(71,305)	(71,305)	(13,871)	(11,513)	(25,384)	145,566
Corporate Information and Records Management Office	—	—	214	—	6,463	—	—	—	—	—	—	45	45	—	(4,775)	(4,775)	(1,013)	(280)	(1,293)	18,951
Executive and Support Services	9	—	58	—	5,563	—	—	—	—	—	—	987	987	—	(23)	(23)	(4)	(31)	(35)	19,859
Minister’s Office	—	—	2	—	67	—	—	—	—	—	—	125	125	—	—	—	—	—	—	689
Corporate Services	9	—	56	—	5,496	—	—	—	—	—	—	862	862	—	(23)	(23)	(4)	(31)	(35)	19,170

Total	2,035	—	84,570	295,320	626,660	40,000	—	500	40,500	—	—	114,965	114,965	—	(173,366)	(173,366)	(99,385)	(92,308)	(191,693)	551,062

MINISTRY OF EDUCATION

($000)

VOTE 20 Ministry Operations

	Total
	2016/17					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Public Schools	5,087,660	—	—	—	—	—	—	—	—	—	11,089	—	—	—	—
Public Schools Instruction	4,672,375	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Public Schools Administration	315,285	—	—	—	—	—	—	—	—	—	11,089	—	—	—	—
Learning Improvement Fund	100,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Independent Schools	358,100	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Transfers to Other Partners	82,275	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	43,211	20,828	9	5,100	54	25,991	13	1,208	1,320	6,750	6,207	2,842	773	802	24
Minister’s Office	569	339	—	103	54	496	—	70	—	—	6	7	—	—	—
Education and Corporate Services	42,642	20,489	9	4,997	—	25,495	13	1,138	1,320	6,750	6,201	2,835	773	802	24

Total	5,571,246	20,828	9	5,100	54	25,991	13	1,208	1,320	6,750	17,296	2,842	773	802	24

Statutory Appropriations

	Total
	2016/17					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
British Columbia Training and Education Savings Program	30,001	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Teachers Act Special Account	7,607	3,814	—	928	—	4,742	215	36	500	427	271	583	90	—	—

Total	37,608	3,814	—	928	—	4,742	215	36	500	427	271	583	90	—	—

MINISTRY OF EDUCATION

($000)

VOTE 20 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2017/18
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Public Schools	—	—	—	—	11,089	131,556	5,334,270	65,248	5,531,074	—	—	1	1	—	(1)	(1)	(5,000)	(12,000)	(17,000)	5,525,163
Public Schools Instruction	—	—	—	—	—	90,191	4,920,108	59,128	5,069,427	—	—	1	1	—	(1)	(1)	—	(12,000)	(12,000)	5,057,427
Public Schools Administration	—	—	—	—	11,089	41,365	314,162	6,120	361,647	—	—	—	—	—	—	—	(5,000)	—	(5,000)	367,736
Learning Improvement Fund	—	—	—	—	—	—	100,000	—	100,000	—	—	—	—	—	—	—	—	—	—	100,000
Independent Schools	—	—	—	—	—	—	398,700	—	398,700	—	—	—	—	—	—	—	—	(200)	(200)	398,500
Transfers to Other Partners	—	—	—	—	—	50,456	33,175	8,600	92,231	—	—	—	—	—	—	—	(350)	(5,406)	(5,756)	86,475
Executive and Support Services	—	—	2,818	—	22,757	800	—	1,950	2,750	—	—	1,083	1,083	(1)	(644)	(645)	(961)	(6,737)	(7,698)	44,238
Minister’s Office	—	—	—	—	83	—	—	—	—	—	—	128	128	—	—	—	—	—	—	707
Education and Corporate Services	—	—	2,818	—	22,674	800	—	1,950	2,750	—	—	955	955	(1)	(644)	(645)	(961)	(6,737)	(7,698)	43,531

Total	—	—	2,818	—	33,846	182,812	5,766,145	75,798	6,024,755	—	—	1,084	1,084	(1)	(645)	(646)	(6,311)	(24,343)	(30,654)	6,054,376

Statutory Appropriations

																				Total
					Total				Total				Total			Total			Total	2017/18
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
British Columbia Training and Education Savings Program	—	—	—	—	—	—	38,000	—	38,000	1	—	—	1	—	—	—	—	—	—	38,001
Teachers Act Special Account	—	—	—	660	2,782	—	—	—	—	—	—	96	96	—	—	—	—	—	—	7,620

Total	—	—	—	660	2,782	—	38,000	—	38,000	1	—	96	97	—	—	—	—	—	—	45,621

MINISTRY OF ENERGY, MINES AND PETROLEUM RESOURCES

($000)

VOTE 21 Ministry Operations

	Total
	2016/17					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Mines and Mineral Resources	16,939	15,118	1,482	3,680	—	20,280	50	1,209	—	1,975	240	492	—	—	87
Electricity and Alternative Energy	2,967	2,159	—	526	—	2,685	—	95	—	113	47	57	—	—	—
Upstream Development	12,438	3,806	—	926	—	4,732	—	258	—	429	178	75	—	—	69
Liquefied Natural Gas	6,341	1,958	—	477	—	2,435	—	208	—	3,015	170	416	—	—	—
Oil and Strategic Initiatives	1,015	684	—	166	—	850	—	50	—	60	24	37	—	—	—
Executive and Support Services	9,258	2,349	36	593	54	3,032	—	189	2,484	495	631	1,032	—	—	—
Minister’s Office	532	339	—	103	54	496	—	47	—	—	9	15	—	—	—
Corporate Services	8,726	2,010	36	490	—	2,536	—	142	2,484	495	622	1,017	—	—	—

Total	48,958	26,074	1,518	6,368	54	34,014	50	2,009	2,484	6,087	1,290	2,109	—	—	156

Statutory Appropriations

	Total
	2016/17					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Innovative Clean Energy Fund special account	2,299	859	—	210	—	1,069	—	5	—	20	—	5	—	—	—

Total	2,299	859	—	210	—	1,069	—	5	—	20	—	5	—	—	—

MINISTRY OF ENERGY, MINES AND PETROLEUM RESOURCES

($000)

VOTE 21 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2017/18
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Mines and Mineral Resources	100	—	—	—	4,153	—	—	175	175	—	—	24	24	—	(1)	(1)	(1)	(3,000)	(3,001)	21,630
Electricity and Alternative Energy	—	—	—	—	312	—	—	40,000	40,000	—	—	4	4	—	(1)	(1)	(1)	(1)	(2)	42,998
Upstream Development	70	—	6,543	—	7,622	—	—	100	100	—	—	55	55	—	(1)	(1)	(1)	(1)	(2)	12,506
Liquefied Natural Gas	—	—	—	—	3,809	—	—	100	100	—	—	4	4	—	(1)	(1)	(1)	(1)	(2)	6,345
Oil and Strategic Initiatives	—	—	—	—	171	—	—	—	—	—	—	2	2	—	(1)	(1)	(1)	(1)	(2)	1,020
Executive and Support Services	316	—	558	432	6,137	—	—	—	—	—	—	1,347	1,347	—	(3)	(3)	(3)	(3)	(6)	10,507
Minister’s Office	—	—	—	—	71	—	—	—	—	—	—	10	10	—	(1)	(1)	(1)	(1)	(2)	574
Corporate Services	316	—	558	432	6,066	—	—	—	—	—	—	1,337	1,337	—	(2)	(2)	(2)	(2)	(4)	9,933

Total	486	—	7,101	432	22,204	—	—	40,375	40,375	—	—	1,436	1,436	—	(8)	(8)	(8)	(3,007)	(3,015)	95,006

Statutory Appropriations

																				Total
					Total				Total				Total			Total			Total	2017/18
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Innovative Clean Energy Fund special account	—	—	—	—	30	—	—	1,203	1,203	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	2,299

Total	—	—	—	—	30	—	—	1,203	1,203	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	2,299

MINISTRY OF ENVIRONMENT AND CLIMATE CHANGE STRATEGY

($000)

VOTE 22 Ministry Operations

	Total
	2016/17					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Environmental Protection	8,560	19,227	294	4,780	—	24,301	—	893	—	1,103	222	1,070	—	—	381
Environmental Sustainability	22,687	12,403	42	3,019	—	15,464	—	705	—	4,044	323	248	—	—	710
BC Parks	31,158	17,084	131	4,220	—	21,435	—	614	—	350	162	738	—	18	7,061
Conservation Officer Service	15,284	10,229	45	2,546	—	12,820	—	624	—	336	513	282	—	—	430
Climate Action	17,526	3,655	—	890	—	4,545	—	124	—	1,618	1,100	7,110	—	—	10
Executive and Support Services	21,967	3,159	41	789	54	4,043	—	110	1,450	75	1,136	1,476	—	—	47
Minister’s Office	566	339	—	103	54	496	—	75	—	—	—	12	—	—	—
Corporate Services	21,401	2,820	41	686	—	3,547	—	35	1,450	75	1,136	1,464	—	—	47

Total	117,182	65,757	553	16,244	54	82,608	—	3,070	1,450	7,526	3,456	10,924	—	18	8,639

VOTE 23 Environmental Assessment Office

	Total
	2016/17					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Environmental Assessment Office	11,828	7,076	62	1,729	—	8,867	1	456	600	927	150	146	—	—	3

Total	11,828	7,076	62	1,729	—	8,867	1	456	600	927	150	146	—	—	3

Statutory Appropriations

	Total
	2016/17					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Park Enhancement Fund special account	1,800	—	—	—	—	—	—	—	—	3,675	—	—	—	—	—
Sustainable Environment Fund	18,935	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	20,735	—	—	—	—	—	—	—	—	3,675	—	—	—	—	—

MINISTRY OF ENVIRONMENT AND CLIMATE CHANGE STRATEGY

($000)

VOTE 22 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2017/18
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Environmental Protection	688	—	128	14	4,499	100	—	428	528	—	—	34	34	(17,630)	(1)	(17,631)	(1)	(199)	(200)	11,531
Environmental Sustainability	252	—	1,039	4	7,325	190	—	3,379	3,569	—	—	25	25	—	(151)	(151)	(25)	(3,477)	(3,502)	22,730
BC Parks	244	—	8,690	—	17,877	10,000	—	150	10,150	—	—	39	39	—	(1)	(1)	(1)	(233)	(234)	49,266
Conservation Officer Service	332	—	240	—	2,757	—	—	—	—	—	—	21	21	—	(1)	(1)	(1)	(120)	(121)	15,476
Climate Action	—	—	10	—	9,972	5,400	—	—	5,400	—	—	6	6	(1,305)	(2,000)	(3,305)	(1)	(82)	(83)	16,535
Executive and Support Services	1,808	—	2,634	199	8,935	60	—	—	60	—	—	10,034	10,034	—	(1)	(1)	(1)	(1)	(2)	23,069
Minister’s Office	—	—	—	—	87	—	—	—	—	—	—	45	45	—	—	—	—	—	—	628
Corporate Services	1,808	—	2,634	199	8,848	60	—	—	60	—	—	9,989	9,989	—	(1)	(1)	(1)	(1)	(2)	22,441

Total	3,324	—	12,741	217	51,365	15,750	—	3,957	19,707	—	—	10,159	10,159	(18,935)	(2,155)	(21,090)	(30)	(4,112)	(4,142)	138,607

VOTE 23 Environmental Assessment Office

																				Total
					Total				Total				Total			Total			Total	2017/18
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Environmental Assessment Office	2	—	5	1	2,291	700	—	900	1,600	—	—	14	14	—	(1)	(1)	(1)	(900)	(901)	11,870

Total	2	—	5	1	2,291	700	—	900	1,600	—	—	14	14	—	(1)	(1)	(1)	(900)	(901)	11,870

Statutory Appropriations

																				Total
					Total				Total				Total			Total			Total	2017/18
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Park Enhancement Fund special account	—	—	—	—	3,675	—	—	—	—	—	—	—	—	—	—	—	—	—	—	3,675
Sustainable Environment Fund	—	—	—	—	—	—	—	—	—	18,935	—	—	18,935	—	—	—	—	—	—	18,935

Total	—	—	—	—	3,675	—	—	—	—	18,935	—	—	18,935	—	—	—	—	—	—	22,610

MINISTRY OF FINANCE

($000)

VOTE 24 Ministry Operations

	Total
	2016/17					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Treasury Board Staff	6,691	4,957	57	1,207	—	6,221	—	35	72	152	118	87	—	86	—
Office of the Comptroller General	21,005	12,017	174	2,925	—	15,116	5	92	118	39	7,740	362	—	12	—
Treasury	1	6,321	46	1,589	—	7,956	—	49	180	840	3,519	815	—	—	—
Revenue Division	82,925	46,934	818	11,424	—	59,176	—	1,068	3,119	52,671	5,858	10,490	4	5	17
Policy and Legislation	4,964	19,499	155	4,746	—	24,400	101	474	1,426	2,888	465	1,467	—	2	—
Policy and Legislation	4,963	3,606	12	878	—	4,496	—	125	741	128	19	447	—	1	—
Financial Institutions Commission	1	14,134	136	3,440	—	17,710	101	325	559	2,410	368	912	—	1	—
Office of the Superintendent of Real Estate	—	1,759	7	428	—	2,194	—	24	126	350	78	108	—	—	—
Public Sector Employers’ Council Secretariat	16,634	1,745	6	425	—	2,176	—	60	65	25	78	51	—	—	—
Crown Agency and Board Resourcing Office	850	637	1	163	—	801	—	9	—	—	16	65	—	—	—
Executive and Support Services	29,054	8,940	28	2,217	54	11,239	—	779	53	15,504	603	187	773	—	13
Minister’s Office	726	435	3	126	54	618	—	28	—	—	9	20	—	—	—
Corporate Services	28,328	8,505	25	2,091	—	10,621	—	751	53	15,504	594	167	773	—	13

Total	162,124	101,050	1,285	24,696	54	127,085	106	2,566	5,033	72,119	18,397	13,524	777	105	30

VOTE 25 Government Communications and Public Engagement

	Total
	2016/17					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Government Communications	26,658	16,030	100	3,962	—	20,092	—	295	24	760	891	950	3,537	—	38
Government Digital Experience	7,221	5,440	55	1,325	—	6,820	—	61	25	10	1,117	87	—	—	—

Total	33,879	21,470	155	5,287	—	26,912	—	356	49	770	2,008	1,037	3,537	—	38

VOTE 26 BC Public Service Agency

	Total
	2016/17					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
BC Public Service Agency	50,861	25,703	213	6,257	—	32,173	—	960	186	1,327	20,217	2,298	530	—	—
Business Performance	22,056	2,426	10	591	—	3,027	—	76	55	30	19,719	109	—	—	—
Service Operations	12,540	10,423	120	2,537	—	13,080	—	164	—	29	108	243	250	—	—
Talent Management	10,632	8,633	74	2,102	—	10,809	—	453	—	1,210	211	1,662	280	—	—
Employee Relations	3,815	2,944	1	716	—	3,661	—	255	125	—	43	124	—	—	—
Corporate Services	1,818	1,277	8	311	—	1,596	—	12	6	58	136	160	—	—	—

Total	50,861	25,703	213	6,257	—	32,173	—	960	186	1,327	20,217	2,298	530	—	—

MINISTRY OF FINANCE

($000)

VOTE 24 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2017/18
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Treasury Board Staff	—	—	43	—	593	—	—	—	—	—	—	19	19	—	(125)	(125)	(1)	(6)	(7)	6,701
Office of the Comptroller General	—	—	271	—	8,639	—	—	—	—	—	—	27	27	—	(2,443)	(2,443)	(207)	(2)	(209)	21,130
Treasury	—	—	384	1	5,788	—	—	—	—	—	—	27,806	27,806	—	(10,743)	(10,743)	(1,135)	(29,671)	(30,806)	1
Revenue Division	111	—	7,212	55	80,610	—	600	4,627	5,227	—	—	40,935	40,935	—	(1,566)	(1,566)	(1)	(94,619)	(94,620)	89,762
Policy and Legislation	45	—	—	1,594	8,462	—	—	—	—	—	—	518	518	—	(1,165)	(1,165)	(1)	(25,907)	(25,908)	6,307
Policy and Legislation	30	—	—	—	1,491	—	—	—	—	—	—	301	301	—	(1,165)	(1,165)	(1)	(150)	(151)	4,972
Financial Institutions Commission	14	—	—	1,413	6,103	—	—	—	—	—	—	210	210	—	—	—	—	(22,689)	(22,689)	1,334
Office of the Superintendent of Real Estate	1	—	—	181	868	—	—	—	—	—	—	7	7	—	—	—	—	(3,068)	(3,068)	1
Public Sector Employers’ Council Secretariat	—	—	—	—	279	15,788	—	—	15,788	—	—	15	15	—	(1,600)	(1,600)	(1)	(20)	(21)	16,637
Crown Agency and Board Resourcing Office	—	—	—	—	90	—	—	—	—	—	—	9	9	—	(46)	(46)	(1)	(1)	(2)	852
Executive and Support Services	12	—	5	1	17,930	170	—	—	170	—	—	373	373	—	(788)	(788)	(1)	(1)	(2)	28,922
Minister’s Office	—	—	—	—	57	—	—	—	—	—	—	51	51	—	—	—	—	—	—	726
Corporate Services	12	—	5	1	17,873	170	—	—	170	—	—	322	322	—	(788)	(788)	(1)	(1)	(2)	28,196

Total	168	—	7,915	1,651	122,391	15,958	600	4,627	21,185	—	—	69,702	69,702	—	(18,476)	(18,476)	(1,348)	(150,227)	(151,575)	170,312

VOTE 25 Government Communications and Public Engagement

																				Total
					Total				Total				Total			Total			Total	2017/18
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Government Communications	—	—	335	15	6,845	—	—	—	—	—	—	31	31	—	(178)	(178)	(42)	(61)	(103)	26,687
Government Digital Experience	—	—	370	12	1,682	—	—	—	—	—	—	15	15	—	(997)	(997)	(1)	(1)	(2)	7,518

Total	—	—	705	27	8,527	—	—	—	—	—	—	46	46	—	(1,175)	(1,175)	(43)	(62)	(105)	34,205

VOTE 26 BC Public Service Agency

																				Total
					Total				Total				Total			Total			Total	2017/18
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
BC Public Service Agency	—	—	495	93	26,106	—	—	—	—	—	—	6,368	6,368	(200)	(9,497)	(9,697)	(628)	(912)	(1,540)	53,410
Business Performance	—	—	493	10	20,492	—	—	—	—	—	—	14	14	—	(20)	(20)	(603)	(816)	(1,419)	22,094
Service Operations	—	—	—	—	794	—	—	—	—	—	—	45	45	—	(45)	(45)	(25)	(25)	(50)	13,824
Talent Management	—	—	—	83	3,899	—	—	—	—	—	—	6,178	6,178	—	(9,429)	(9,429)	—	(65)	(65)	11,392
Employee Relations	—	—	—	—	547	—	—	—	—	—	—	9	9	(200)	(3)	(203)	—	(6)	(6)	4,008
Corporate Services	—	—	2	—	374	—	—	—	—	—	—	122	122	—	—	—	—	—	—	2,092

Total	—	—	495	93	26,106	—	—	—	—	—	—	6,368	6,368	(200)	(9,497)	(9,697)	(628)	(912)	(1,540)	53,410

MINISTRY OF FINANCE

($000)

VOTE 27 Benefits

Description	Total 2016/17 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Benefits	1	7,737	—	540,079	—	547,816	—	187	2,120	1,069	55	240	—	—	—
Pension Contribution and Retirement Benefits	289,523	—	—	340,111	—	340,111	—	—	—	—	—	—	—	—	—
Employee Health Benefits	114,920	—	—	194,502	—	194,502	—	—	—	—	—	—	—	—	—
Long Term Disability	33,778	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Other Benefits	5,198	—	—	3,583	—	3,583	—	—	2,120	250	—	—	—	—	—
Benefits Administration	7,277	7,737	—	1,883	—	9,620	—	187	—	819	55	240	—	—	—
Recoveries	(450,695)	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	1	7,737	—	540,079	—	547,816	—	187	2,120	1,069	55	240	—	—	—

Statutory Appropriations

	Total
	2016/17					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Financial Administration Act	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Housing Priority Initiatives special account	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Insurance and Risk Management Account	4,178	3,351	5	816	—	4,172	—	100	1,070	669	518	162	—	—	—
Long Term Disability Fund special account	—	—	—	61,927	—	61,927	—	—	—	540	—	—	—	—	—
Provincial Home Acquisition Wind Up special account	10	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	4,188	3,351	5	62,743	—	66,099	—	100	1,070	1,209	518	162	—	—	—

MINISTRY OF FINANCE

($000)

VOTE 27 Benefits

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2017/18 Operating Expenses
Benefits	—	—	—	—	3,671	—	—	350	350	35,474	—	22	35,496	(2,367)	(516,572)	(518,939)	(12,020)	(56,373)	(68,393)	1
Pension Contribution and Retirement Benefits	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(2,062)	(5,019)	(7,081)	333,030
Employee Health Benefits	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(9,551)	(49,993)	(59,544)	134,958
Long Term Disability	—	—	—	—	—	—	—	—	—	35,474	—	—	35,474	—	—	—	(238)	(610)	(848)	34,626
Other Benefits	—	—	—	—	2,370	—	—	—	—	—	—	—	—	(100)	—	(100)	(38)	(192)	(230)	5,623
Benefits Administration	—	—	—	—	1,301	—	—	350	350	—	—	22	22	(2,267)	(48)	(2,315)	(131)	(559)	(690)	8,288
Recoveries	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(516,524)	(516,524)	—	—	—	(516,524)

Total	—	—	—	—	3,671	—	—	350	350	35,474	—	22	35,496	(2,367)	(516,572)	(518,939)	(12,020)	(56,373)	(68,393)	1

Statutory Appropriations

																				Total
					Total				Total				Total			Total			Total	2017/18
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Financial Administration Act	—	—	—	—	—	—	—	—	—	—	—	3,505,000	3,505,000	—	—	—	—	—	—	3,505,000
Housing Priority Initiatives special account	—	—	—	—	—	37,636	—	—	37,636	—	—	—	—	—	—	—	—	—	—	37,636
Insurance and Risk Management Account	4,150	—	391	—	7,060	—	—	—	—	—	—	42,379	42,379	—	(47,080)	(47,080)	(2,200)	(151)	(2,351)	4,180
Long Term Disability Fund special account	—	—	—	—	540	—	—	—	—	2,567	—	25	2,592	—	(88)	(88)	(348)	(7,038)	(7,386)	57,585
Provincial Home Acquisition Wind Up special account	—	—	—	—	—	—	—	—	—	—	—	10	10	—	—	—	—	—	—	10

Total	4,150	—	391	—	7,600	37,636	—	—	37,636	2,567	—	3,547,414	3,549,981	—	(47,168)	(47,168)	(2,548)	(7,189)	(9,737)	3,604,411

MINISTRY OF FORESTS, LANDS, NATURAL RESOURCE OPERATIONS AND RURAL DEVELOPMENT

($000)

VOTE 28 Ministry Operations

	Total
	2016/17					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Integrated Resource Operations	59,237	35,864	182	8,728	—	44,774	—	1,315	—	4,683	565	1,471	—	4	3,395
Resource Stewardship	107,624	21,082	130	5,132	—	26,344	—	956	—	76,790	259	1,080	—	7	3,757
Tenures, Competitiveness and Innovation	41,239	9,669	93	2,354	—	12,116	—	535	—	15,205	131	276	—	—	7
Timber Operations, Pricing and First Nations	24,282	6,571	44	1,599	—	8,214	—	274	—	599	30	67	—	—	20
Regional Operations	126,837	96,553	902	23,501	—	120,956	—	2,691	95	4,257	448	2,278	—	17	936
Executive and Support Services	69,223	39,062	321	9,533	54	48,970	—	521	5,734	424	8,170	2,266	—	—	1,132
Minister’s Office	690	346	—	104	54	504	—	102	—	—	17	25	—	—	—
Corporate Services	68,533	38,716	321	9,429	—	48,466	—	419	5,734	424	8,153	2,241	—	—	1,132

Total	428,442	208,801	1,672	50,847	54	261,374	—	6,292	5,829	101,958	9,603	7,438	—	28	9,247

VOTE 29 Fire Management

	Total
	2016/17					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Fire Management	63,164	190,674	5,447	47,466	—	243,587	—	9,261	1,500	7,437	4,745	1,177	—	149	87,982

Total	63,164	190,674	5,447	47,466	—	243,587	—	9,261	1,500	7,437	4,745	1,177	—	149	87,982

Statutory Appropriations

	Total
	2016/17					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
BC Timber Sales Account	181,659	19,451	188	4,735	—	24,374	—	549	—	65,650	579	590	—	20	850
Crown Land special account	20	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Forest Stand Management Fund	—	—	—	—	—	—	—	40	—	1,386	—	10	—	—	110

Total	181,679	19,451	188	4,735	—	24,374	—	589	—	67,036	579	600	—	20	960

MINISTRY OF FORESTS, LANDS, NATURAL RESOURCE OPERATIONS AND RURAL DEVELOPMENT

($000)

VOTE 28 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2017/18
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Integrated Resource Operations	1,019	—	786	606	13,844	—	—	4,463	4,463	—	—	99	99	(1)	(585)	(586)	(1)	(1,935)	(1,936)	60,658
Resource Stewardship	2,276	10	39	55	85,229	460	—	1,020	1,480	15,799	—	47,567	63,366	(100)	(493)	(593)	(1)	(59,547)	(59,548)	116,278
Tenures, Competitiveness and Innovation	18	—	10	1	16,183	25,010	—	3,035	28,045	—	—	766	766	(1)	(1)	(2)	(751)	(12,000)	(12,751)	44,357
Timber Operations, Pricing and First Nations	86	9,999	5,477	—	16,552	—	—	81	81	—	—	12	12	(400)	(1)	(401)	(1)	(1)	(2)	24,456
Regional Operations	1,843	413	407	4	13,389	2,142	—	10,420	12,562	—	—	191	191	(1,504)	(535)	(2,039)	—	(5,212)	(5,212)	139,847
Executive and Support Services	5,815	—	21,777	333	46,172	—	—	—	—	1	—	1,917	1,918	(6,898)	(16,178)	(23,076)	(429)	(1)	(430)	73,554
Minister’s Office	—	—	—	—	144	—	—	—	—	—	—	144	144	—	—	—	—	—	—	792
Corporate Services	5,815	—	21,777	333	46,028	—	—	—	—	1	—	1,773	1,774	(6,898)	(16,178)	(23,076)	(429)	(1)	(430)	72,762

Total	11,057	10,422	28,496	999	191,369	27,612	—	19,019	46,631	15,800	—	50,552	66,352	(8,904)	(17,793)	(26,697)	(1,183)	(78,696)	(79,879)	459,150

VOTE 29 Fire Management

																				Total
					Total				Total				Total			Total			Total	2017/18
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Fire Management	160,360	—	105	—	272,716	—	—	—	—	—	—	4,062	4,062	(1,800)	(1)	(1,801)	(1)	(12,270)	(12,271)	506,293

Total	160,360	—	105	—	272,716	—	—	—	—	—	—	4,062	4,062	(1,800)	(1)	(1,801)	(1)	(12,270)	(12,271)	506,293

Statutory Appropriations

																				Total
					Total				Total				Total			Total			Total	2017/18
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
BC Timber Sales Account	1,340	—	27,981	30	97,589	—	—	30	30	10,704	—	66,279	76,983	(15,800)	(1)	(15,801)	—	(1)	(1)	183,174
Crown Land special account	—	—	—	—	—	5,963	—	—	5,963	—	—	20	20	—	—	—	—	(5,963)	(5,963)	20
Forest Stand Management Fund	28	—	—	—	1,574	—	—	—	—	—	—	—	—	—	—	—	—	(1,574)	(1,574)	—

Total	1,368	—	27,981	30	99,163	5,963	—	30	5,993	10,704	—	66,299	77,003	(15,800)	(1)	(15,801)	—	(7,538)	(7,538)	183,194

MINISTRY OF HEALTH

($000)

VOTE 30 Ministry Operations

	Total
	2016/17					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Health Programs	17,744,026	3,824	50	931	—	4,805	—	87	65	47,008	1,394	855	—	17	54
Regional Services	12,234,276	—	—	—	—	—	—	—	—	1	—	—	—	—	—
Medical Services Plan	4,285,998	—	—	—	—	—	—	—	—	—	—	—	—	—	—
PharmaCare	1,173,064	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Health Benefits Operations	44,298	—	—	—	—	—	—	—	—	46,977	—	—	—	—	—
Vital Statistics	6,390	3,824	50	931	—	4,805	—	87	65	30	1,394	855	—	17	54
Recoveries from Health Special Account	(147,250)	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	220,898	87,615	559	21,345	54	109,573	1,192	2,207	7,317	32,997	39,447	5,639	—	199	85
Minister’s Office	729	414	—	121	54	589	—	103	—	—	15	24	—	—	—
Stewardship and Corporate Services	220,169	87,201	559	21,224	—	108,984	1,192	2,104	7,317	32,997	39,432	5,615	—	199	85

Total	17,817,674	91,439	609	22,276	54	114,378	1,192	2,294	7,382	80,005	40,841	6,494	—	216	139

Statutory Appropriations

	Total
	2016/17					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Health Special Account	147,250	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	147,250	—	—	—	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF HEALTH

($000)

VOTE 30 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2017/18
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Health Programs	6	—	100	23	49,609	12,105	12,401,057	6,634,271	19,047,433	—	—	241	241	—	(338)	(338)	(152,006)	(276,361)	(428,367)	18,673,383
Regional Services	—	—	—	—	1	12,105	12,401,057	533,431	12,946,593	—	—	—	—	—	—	—	(6)	(120,904)	(120,910)	12,825,684
Medical Services Plan	—	—	—	—	—	—	—	4,754,177	4,754,177	—	—	—	—	—	—	—	(152,000)	(32,000)	(184,000)	4,570,177
PharmaCare	—	—	—	—	—	—	—	1,346,663	1,346,663	—	—	1	1	—	—	—	—	(120,900)	(120,900)	1,225,764
Health Benefits Operations	—	—	—	—	46,977	—	—	—	—	—	—	—	—	—	—	—	—	(1,750)	(1,750)	45,227
Vital Statistics	6	—	100	23	2,631	—	—	—	—	—	—	240	240	—	(338)	(338)	—	(807)	(807)	6,531
Recoveries from Health Special Account	—	—	—	—	—	—	—	—	—	—	—	—	—	(147,250)	—	(147,250)	—	—	—	(147,250)
Executive and Support Services	45	—	27,183	404	116,715	32	604	4,929	5,565	—	—	2,518	2,518	—	(1)	(1)	(1)	(10,848)	(10,849)	223,521
Minister’s Office	—	—	—	—	142	—	—	—	—	—	—	38	38	—	—	—	—	—	—	769
Stewardship and Corporate Services	45	—	27,183	404	116,573	32	604	4,929	5,565	—	—	2,480	2,480	—	(1)	(1)	(1)	(10,848)	(10,849)	222,752

Total	51	—	27,283	427	166,324	12,137	12,401,661	6,639,200	19,052,998	—	—	2,759	2,759	(147,250)	(339)	(147,589)	(152,007)	(287,209)	(439,216)	18,749,654

Statutory Appropriations

																				Total
					Total				Total				Total			Total			Total	2017/18
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Health Special Account	—	—	—	—	—	—	—	—	—	147,250	—	—	147,250	—	—	—	—	—	—	147,250

Total	—	—	—	—	—	—	—	—	—	147,250	—	—	147,250	—	—	—	—	—	—	147,250

MINISTRY OF INDIGENOUS RELATIONS AND RECONCILIATION

($000)

VOTE 31 Ministry Operations

	Total 2016/17					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Negotiations and Regional Operations	14,097	8,487	65	2,066	—	10,618	—	970	1,532	151	71	653	—	—	—
Strategic Partnerships and Initiatives Division	19,687	8,022	—	1,953	—	9,975	—	479	810	2,106	3	334	—	—	—
Executive and Support Services	5,427	1,648	—	422	54	2,124	35	185	458	—	381	263	—	—	8
Minister’s Office	581	339	—	103	54	496	—	85	—	—	—	13	—	—	—
Corporate Services	4,846	1,309	—	319	—	1,628	35	100	458	—	381	250	—	—	8

Total	39,211	18,157	65	4,441	54	22,717	35	1,634	2,800	2,257	455	1,250	—	—	8

VOTE 32 Treaty and Other Agreements Funding

	Total
	2016/17					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Treaty and Other Agreements Funding	41,949	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	41,949	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Statutory Appropriations

	Total
	2016/17					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
First Citizens Fund	1,650	—	—	—	—	—	—	—	—	—	—	—	—	—	—
First Nations Clean Energy Business Fund special account	2,962	121	—	29	—	150	—	—	—	—	—	—	—	—	—

Total	4,612	121	—	29	—	150	—	—	—	—	—	—	—	—	—

MINISTRY OF INDIGENOUS RELATIONS AND RECONCILIATION

($000)

VOTE 31 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2017/18
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Negotiations and Regional Operations	—	—	230	1	3,608	—	—	—	—	—	—	17	17	—	(1)	(1)	(1)	(57)	(58)	14,184
Strategic Partnerships and Initiatives Division	—	—	—	—	3,732	—	400	7,671	8,071	—	—	485	485	—	(501)	(501)	(1)	(401)	(402)	21,360
Executive and Support Services	—	—	—	—	1,330	—	—	—	—	—	—	1,895	1,895	—	(1)	(1)	(1)	(1)	(2)	5,346
Minister’s Office	—	—	—	—	98	—	—	—	—	—	—	89	89	—	—	—	—	—	—	683
Corporate Services	—	—	—	—	1,232	—	—	—	—	—	—	1,806	1,806	—	(1)	(1)	(1)	(1)	(2)	4,663

Total	—	—	230	1	8,670	—	400	7,671	8,071	—	—	2,397	2,397	—	(503)	(503)	(3)	(459)	(462)	40,890

VOTE 32 Treaty and Other Agreements Funding

																				Total
					Total				Total				Total			Total			Total	2017/18
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Treaty and Other Agreements Funding	—	—	—	—	—	—	—	53,801	53,801	—	—	—	—	—	(1)	(1)	(1)	(12,797)	(12,798)	41,002

Total	—	—	—	—	—	—	—	53,801	53,801	—	—	—	—	—	(1)	(1)	(1)	(12,797)	(12,798)	41,002

Statutory Appropriations

																				Total
					Total				Total				Total			Total			Total	2017/18
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
First Citizens Fund	—	—	—	—	—	—	—	1,850	1,850	—	—	—	—	—	—	—	—	—	—	1,850
First Nations Clean Energy Business Fund special account	—	—	—	—	—	—	—	7,075	7,075	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	7,222

Total	—	—	—	—	—	—	—	8,925	8,925	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	9,072

MINISTRY OF JOBS, TRADE AND TECHNOLOGY

($000)

VOTE 31 Ministry Operations

	Total
	2016/17					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
International Business Development	18,658	5,230	8	1,275	—	6,513	—	440	10	9,161	138	2,184	—	—	1
Technology, Innovation and Economic Development	9,240	4,677	10	1,138	—	5,825	260	253	30	1,311	143	1,192	—	—	—
Economic Development	5,640	3,497	10	850	—	4,357	250	183	30	803	92	216	—	—	—
Technology and Innovation	3,600	1,180	—	288	—	1,468	10	70	—	508	51	976	—	—	—
Workforce, Immigration and Major Investments	11,707	6,362	8	1,549	—	7,919	—	255	47	333	217	351	30	—	—
Workforce Development and Immigration	10,615	5,607	8	1,365	—	6,980	—	210	42	278	192	338	30	—	—
Major Investments Office	1,092	755	—	184	—	939	—	45	5	55	25	13	—	—	—
Integrated Data Office	4,600	7,480	29	1,828	—	9,337	—	76	155	1,890	2,357	178	—	—	387
Integrated Data Office	3,990	3,835	9	941	—	4,785	—	49	135	300	2,316	53	—	—	—
BC Stats	610	3,645	20	887	—	4,552	—	27	20	1,590	41	125	—	—	387
International Strategy and Competitiveness	8,974	3,892	37	947	—	4,876	—	339	479	1,481	1,299	409	—	—	—
Small Business, Regulatory and Service Improvement	3,096	1,619	3	394	—	2,016	1	40	1	106	75	82	—	—	—
Transfers to Crown Corporations and Agencies	24,390	—	—	—	—	—	—	—	—	—	—	—	—	—	—
British Columbia Innovation Council	6,090	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Forestry Innovation Investment Ltd.	18,300	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	5,536	3,748	47	948	92	4,835	—	264	59	1	179	158	—	—	—
Ministers’ Offices	989	476	10	152	92	730	—	179	—	—	6	16	—	—	—
Corporate Services	4,547	3,272	37	796	—	4,105	—	85	59	1	173	142	—	—	—

Total	86,201	33,008	142	8,079	92	41,321	261	1,667	781	14,283	4,408	4,554	30	—	388

Statutory Appropriations

	Total
	2016/17					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Northern Development Fund	500	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	500	—	—	—	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF JOBS, TRADE AND TECHNOLOGY
($000)

VOTE 33 Ministry Operations

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2017/18 Operating Expenses
International Business Development	—	—	233	2,114	14,281	—	—	261	261	—	—	144	144	—	(1)	(1)	(1)	(1)	(2)	21,196
Technology, Innovation and Economic Development	—	—	—	10	3,199	10,000	—	1,265	11,265	—	—	163	163	—	(4)	(4)	(4)	(4)	(8)	20,440
Economic Development	—	—	—	10	1,584	10,000	—	150	10,150	—	—	158	158	—	(3)	(3)	(3)	(3)	(6)	16,240
Technology and Innovation	—	—	—	—	1,615	—	—	1,115	1,115	—	—	5	5	—	(1)	(1)	(1)	(1)	(2)	4,200
Workforce, Immigration and Major Investments	—	—	—	10	1,243	—	—	7,724	7,724	—	—	13	13	—	(1)	(1)	(1)	(5,152)	(5,153)	11,745
Workforce Development and Immigration	—	—	—	—	1,090	—	—	7,724	7,724	—	—	13	13	—	(1)	(1)	(1)	(5,152)	(5,153)	10,653
Major Investments Office	—	—	—	10	153	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,092
Integrated Data Office	—	—	1,050	5	6,098	—	—	—	—	—	—	12	12	—	(6,213)	(6,213)	—	(594)	(594)	8,640
Integrated Data Office	—	—	1,045	—	3,898	—	—	—	—	—	—	—	—	—	(654)	(654)	—	—	—	8,029
BC Stats	—	—	5	5	2,200	—	—	—	—	—	—	12	12	—	(5,559)	(5,559)	—	(594)	(594)	611
International Strategy and Competitiveness	—	—	71	—	4,078	34	—	—	34	—	—	6	6	—	(1)	(1)	(1)	(1)	(2)	8,991
Small Business, Regulatory and Service Improvement	—	—	—	—	305	—	—	776	776	—	—	2	2	—	(1)	(1)	(1)	(1)	(2)	3,096
Transfers to Crown Corporations and Agencies	—	—	—	—	—	21,590	—	19,050	40,640	—	—	—	—	—	—	—	—	—	—	40,640
British Columbia Innovation Council	—	—	—	—	—	21,590	—	—	21,590	—	—	—	—	—	—	—	—	—	—	21,590
Forestry Innovation Investment Ltd.	—	—	—	—	—	—	—	19,050	19,050	—	—	—	—	—	—	—	—	—	—	19,050
Executive and Support Services	15	—	2	6	684	—	—	—	—	—	—	60	60	—	(2)	(2)	(2)	—	(2)	5,575
Ministers’ Offices	—	—	1	—	202	—	—	—	—	—	—	57	57	—	—	—	—	—	—	989
Corporate Services	15	—	1	6	482	—	—	—	—	—	—	3	3	—	(2)	(2)	(2)	—	(2)	4,586

Total	15	—	1,356	2,145	29,888	31,624	—	29,076	60,700	—	—	400	400	—	(6,223)	(6,223)	(10)	(5,753)	(5,763)	120,323

Statutory Appropriations

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2017/18 Operating Expenses
Northern Development Fund	—	—	—	—	—	—	—	500	500	—	—	—	—	—	—	—	—	—	—	500

Total	—	—	—	—	—	—	—	500	500	—	—	—	—	—	—	—	—	—	—	500

MINISTRY OF LABOUR
($000)

VOTE 34 Ministry Operations

Description	Total 2016/17 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Labour Programs	9,653	23,679	77	5,801	—	29,557	382	554	611	797	2,068	907	—	12	—
Employment Standards	7,855	6,011	10	1,463	—	7,484	—	145	—	—	65	225	—	—	—
WorkSafeBC Funded Services	1	16,342	58	4,015	—	20,415	382	335	—	501	1,963	612	—	12	—
Labour Policy and Legislation	1,797	1,326	9	323	—	1,658	—	74	611	296	40	70	—	—	—
Executive and Support Services	1,523	1,628	—	416	54	2,098	—	93	—	—	34	29	—	—	—
Minister’s Office	—	339	—	104	54	497	—	50	—	—	14	9	—	—	—
Corporate Services	1,523	1,289	—	312	—	1,601	—	43	—	—	20	20	—	—	—

Total	11,176	25,307	77	6,217	54	31,655	382	647	611	797	2,102	936	—	12	—

MINISTRY OF LABOUR
($000)

VOTE 34 Ministry Operations

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2017/18 Operating Expenses
Labour Programs	6	—	511	—	5,848	—	—	50	50	—	—	450	450	—	(2)	(2)	—	(25,902)	(25,902)	10,001
Employment Standards	6	—	24	—	465	—	—	—	—	—	—	12	12	—	—	—	—	(50)	(50)	7,911
WorkSafeBC Funded Services	—	—	485	—	4,290	—	—	—	—	—	—	435	435	—	(1)	(1)	—	(25,138)	(25,138)	1
Labour Policy and Legislation	—	—	2	—	1,093	—	—	50	50	—	—	3	3	—	(1)	(1)	—	(714)	(714)	2,089
Executive and Support Services	—	—	—	—	156	—	—	—	—	—	—	32	32	—	(408)	(408)	(1)	(354)	(355)	1,523
Minister’s Office	—	—	—	—	73	—	—	—	—	—	—	27	27	—	(6)	(6)	—	—	—	591
Corporate Services	—	—	—	—	83	—	—	—	—	—	—	5	5	—	(402)	(402)	(1)	(354)	(355)	932

Total	6	—	511	—	6,004	—	—	50	50	—	—	482	482	—	(410)	(410)	(1)	(26,256)	(26,257)	11,524

MINISTRY OF MENTAL HEALTH AND ADDICTIONS

($000)

VOTE 35 Ministry Operations

	Total
	2016/17					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Policy Development, Research, Monitoring and Evaluation	—	2,665	—	648	—	3,313	—	159	—	—	80	150	—	—	—
Executive and Support Services	—	583	—	155	34	772	—	76	—	300	37	43	—	—	—
Minister’s Office	—	169	—	54	34	257	—	38	—	—	8	7	—	—	—
Corporate Services	—	414	—	101	—	515	—	38	—	300	29	36	—	—	—

Total	—	3,248	—	803	34	4,085	—	235	—	300	117	193	—	—	—

MINISTRY OF MENTAL HEALTH AND ADDICTIONS

($000)

VOTE 35 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2017/18
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Policy Development, Research, Monitoring and Evaluation	—	—	—	—	389	—	—	—	—	—	—	—	—	—	—	—	—	—	—	3,702
Executive and Support Services	—	—	—	—	456	—	—	—	—	—	—	11	11	—	—	—	—	—	—	1,239
Minister’s Office	—	—	—	—	53	—	—	—	—	—	—	10	10	—	—	—	—	—	—	320
Corporate Services	—	—	—	—	403	—	—	—	—	—	—	1	1	—	—	—	—	—	—	919

Total	—	—	—	—	845	—	—	—	—	—	—	11	11	—	—	—	—	—	—	4,941

MINISTRY OF MUNICIPAL AFFAIRS AND HOUSING
($000)

VOTE 36 Ministry Operations

Description	Total 2016/17 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Local Government	179,455	7,275	73	1,771	—	9,119	—	184	551	2,382	162	254	—	2	6,425
Local Government Services and Transfers	173,872	6,087	57	1,482	—	7,626	—	179	524	619	125	198	—	2	—
University Endowment Lands	5,583	1,188	16	289	—	1,493	—	5	27	1,763	37	56	—	—	6,425
Community and Legislative Services	2,214	2,523	6	614	—	3,143	962	33	29	34	191	192	—	—	—
Community and Legislative Services	891	682	2	166	—	850	—	16	—	14	8	14	—	—	—
Community Gaming Grants	822	1,211	4	295	—	1,510	—	4	—	—	33	19	—	—	—
Assessment Services	1	240	—	58	—	298	962	10	20	20	150	157	—	—	—
Assessment Policy and Support	500	390	—	95	—	485	—	3	9	—	—	2	—	—	—
Executive and Support Services	6,684	4,587	44	1,128	54	5,813	—	120	32	120	294	297	—	—	7
Minister’s Office	572	339	—	103	54	496	—	58	—	—	6	9	—	—	—
Corporate Services	6,112	4,248	44	1,025	—	5,317	—	62	32	120	288	288	—	—	7

Total	188,353	14,385	123	3,513	54	18,075	962	337	612	2,536	647	743	—	2	6,432

VOTE 37 Housing

	Total
	2016/17					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Housing	415,600	8,548	25	2,089	—	10,662	—	158	134	429	822	296	—	—	—
Housing	405,224	1,089	1	265	—	1,355	—	30	42	100	9	62	—	—	—
Building and Safety Policy	1,735	1,204	1	293	—	1,498	—	68	30	90	6	58	—	—	—
Residential Tenancy	8,641	6,255	23	1,531	—	7,809	—	60	62	239	807	176	—	—	—

Total	415,600	8,548	25	2,089	—	10,662	—	158	134	429	822	296	—	—	—

Statutory Appropriations

	Total
	2016/17					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Housing Endowment Fund special account	14,104	—	—	—	—	—	—	—	—	—	—	—	—	—	—
University Endowment Lands Administration Account	8,442	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	22,546	—	—	—	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF MUNICIPAL AFFAIRS AND HOUSING
($000)

VOTE 36 Ministry Operations

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2017/18 Operating Expenses
Local Government	206	—	81	—	10,247	159,706	1,123	136,942	297,771	—	—	13	13	(10,442)	(1)	(10,443)	(1,000)	(70,905)	(71,905)	234,802
Local Government Services and Transfers	—	—	81	—	1,728	159,706	1,123	129,622	290,451	—	—	11	11	—	(1)	(1)	—	(70,605)	(70,605)	229,210
University Endowment Lands	206	—	—	—	8,519	—	—	7,320	7,320	—	—	2	2	(10,442)	—	(10,442)	(1,000)	(300)	(1,300)	5,592
Community and Legislative Services	—	—	4	—	1,445	140,000	—	—	140,000	—	—	3	3	—	(301)	(301)	(1,321)	(140,001)	(141,322)	2,968
Community and Legislative Services	—	—	—	—	52	—	—	—	—	—	—	1	1	—	(1)	(1)	(1)	(1)	(2)	900
Community Gaming Grants	—	—	—	—	56	140,000	—	—	140,000	—	—	1	1	—	—	—	—	(140,000)	(140,000)	1,567
Assessment Services	—	—	4	—	1,323	—	—	—	—	—	—	—	—	—	(300)	(300)	(1,320)	—	(1,320)	1
Assessment Policy and Support	—	—	—	—	14	—	—	—	—	—	—	1	1	—	—	—	—	—	—	500
Executive and Support Services	16	—	42	7	935	—	—	—	—	—	—	26	26	—	(2)	(2)	(2)	(1)	(3)	6,769
Minister’s Office	3	—	—	—	76	—	—	—	—	—	—	—	—	—	—	—	—	—	—	572
Corporate Services	13	—	42	7	859	—	—	—	—	—	—	26	26	—	(2)	(2)	(2)	(1)	(3)	6,197

Total	222	—	127	7	12,627	299,706	1,123	136,942	437,771	—	—	42	42	(10,442)	(304)	(10,746)	(2,323)	(210,907)	(213,230)	244,539

VOTE 37 Housing

																				Total
					Total				Total				Total			Total			Total	2017/18
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Housing	—	—	—	—	1,839	—	—	409,420	409,420	—	—	180	180	—	(1)	(1)	(1)	(1)	(2)	422,098
Housing	—	—	—	—	243	—	—	409,420	409,420	—	—	103	103	—	(1)	(1)	(1)	(1)	(2)	411,118
Building and Safety Policy	—	—	—	—	252	—	—	—	—	—	—	2	2	—	—	—	—	—	—	1,752
Residential Tenancy	—	—	—	—	1,344	—	—	—	—	—	—	75	75	—	—	—	—	—	—	9,228

Total	—	—	—	—	1,839	—	—	409,420	409,420	—	—	180	180	—	(1)	(1)	(1)	(1)	(2)	422,098

Statutory Appropriations

																				Total
					Total				Total				Total			Total			Total	2017/18
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Housing Endowment Fund special account	—	—	—	—	—	—	—	12,884	12,884	—	—	—	—	—	—	—	—	—	—	12,884
University Endowment Lands Administration Account	—	—	—	—	—	—	—	—	—	10,442	—	—	10,442	—	—	—	—	—	—	10,442

Total	—	—	—	—	—	—	—	12,884	12,884	10,442	—	—	10,442	—	—	—	—	—	—	23,326

MINISTRY OF PUBLIC SAFETY AND SOLICITOR GENERAL
($000)

VOTE 38 Ministry Operations

Description	Total 2016/17 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Corrections	232,161	147,950	4,601	36,131	—	188,682	—	1,366	2,464	3,804	2,175	3,013	—	—	12,798
Policing and Security	356,850	8,285	25	2,011	—	10,321	—	184	487	1,048	568	753	—	—	518
Victim Services and Crime Prevention	40,387	5,236	74	1,274	—	6,584	—	75	74	505	116	207	—	—	—
BC Coroners Service	12,339	6,463	69	1,579	—	8,111	55	135	194	6,074	460	225	—	—	130
RoadSafetyBC	9,202	8,017	6	1,951	—	9,974	—	45	2,246	83	112	134	—	—	—
Emergency Management BC	15,397	7,448	5	1,813	—	9,266	—	199	38	1,727	533	412	—	—	9
Executive and Support Services	17,223	14,001	27	3,446	68	17,542	—	235	231	150	52	259	—	—	5
Minister’s Office	548	414	—	128	68	610	—	65	—	—	20	25	—	—	3
Corporate Services	16,675	13,587	27	3,318	—	16,932	—	170	231	150	32	234	—	—	2

Total	683,559	197,400	4,807	48,205	68	250,480	55	2,239	5,734	13,391	4,016	5,003	—	—	13,460

VOTE 39 Emergency Program Act

Description	Total 2016/17 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Emergency Program Act	14,475	2,317	163	572	—	3,052	—	239	20	6,696	511	118	—	—	6,521

Total	14,475	2,317	163	572	—	3,052	—	239	20	6,696	511	118	—	—	6,521

Statutory Appropriations

Description	Total 2016/17 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Civil Forfeiture Account	—	642	—	156	—	798	—	30	3,000	—	25	55	—	90	—
Corrections Work Program Account	1,281	—	—	—	—	—	—	—	—	—	14	41	—	—	475
Criminal Asset Management Fund	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Victim Surcharge Special Account	13,504	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	14,785	642	—	156	—	798	—	30	3,000	—	39	96	—	90	475

MINISTRY OF PUBLIC SAFETY AND SOLICITOR GENERAL
($000)

VOTE 38 Ministry Operations

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2017/18 Operating Expenses
Corrections	1,136	—	6,117	1,825	34,698	—	—	50,959	50,959	—	—	1,166	1,166	—	(475)	(475)	(1)	(5,544)	(5,545)	269,485
Policing and Security	101	—	215	4	3,878	1,263	—	412,628	413,891	—	—	149	149	—	(1,585)	(1,585)	(1)	(25,617)	(25,618)	401,036
Victim Services and Crime Prevention	—	—	140	—	1,117	175	12,373	30,675	43,223	—	—	11	11	(9,816)	(1)	(9,817)	—	(300)	(300)	40,818
BC Coroners Service	40	—	28	26	7,367	—	—	—	—	—	—	18	18	—	(1)	(1)	(1)	(1)	(2)	15,493
RoadSafetyBC	—	—	6	1	2,627	—	—	2,701	2,701	—	—	2,541	2,541	—	(1)	(1)	(1)	(4,050)	(4,051)	13,791
Emergency Management BC	129	—	57	193	3,297	—	—	14,671	14,671	—	—	27	27	—	(518)	(518)	(1)	(11,280)	(11,281)	15,462
Executive and Support Services	155	—	5	2,706	3,798	—	—	—	—	—	—	3,591	3,591	—	(6,138)	(6,138)	(1)	(1)	(2)	18,791
Minister’s Office	—	—	5	—	118	—	—	—	—	—	—	66	66	—	—	—	—	—	—	794
Corporate Services	155	—	—	2,706	3,680	—	—	—	—	—	—	3,525	3,525	—	(6,138)	(6,138)	(1)	(1)	(2)	17,997

Total	1,561	—	6,568	4,755	56,782	1,438	12,373	511,634	525,445	—	—	7,503	7,503	(9,816)	(8,719)	(18,535)	(6)	(46,793)	(46,799)	774,876

VOTE 39 Emergency Program Act

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2017/18 Operating Expenses
Emergency Program Act	2,396	—	15	—	16,516	100,380	114,349	4,127	218,856	—	—	1	1	—	(1)	(1)	—	(456)	(456)	237,968

Total	2,396	—	15	—	16,516	100,380	114,349	4,127	218,856	—	—	1	1	—	(1)	(1)	—	(456)	(456)	237,968

Statutory Appropriations

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2017/18 Operating Expenses
Civil Forfeiture Account	—	—	—	—	3,200	4,995	—	—	4,995	—	—	500	500	—	—	—	—	(7,498)	(7,498)	1,995
Corrections Work Program Account	115	—	60	—	705	—	—	476	476	—	—	100	100	—	—	—	—	—	—	1,281
Criminal Asset Management Fund	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Victim Surcharge Special Account	—	—	—	—	—	2,000	—	—	2,000	11,504	—	—	11,504	—	—	—	—	—	—	13,504

Total	115	—	60	—	3,905	6,995	—	476	7,471	11,504	—	600	12,104	—	—	—	—	(7,498)	(7,498)	16,780

MINISTRY OF SOCIAL DEVELOPMENT AND POVERTY REDUCTION

($000)

VOTE 40 Ministry Operations

	Total
	2016/17					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Income Assistance	1,815,138	89,794	—	21,856	—	111,650	—	1,323	3,024	2,850	36,543	3,343	—	—	—
Income Assistance - Program Management	140,913	89,794	—	21,856	—	111,650	—	1,323	3,024	2,850	36,543	3,343	—	—	—
Temporary Assistance	320,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Disability Assistance	1,077,714	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Supplementary Assistance	276,511	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Employment	29,000	11,135	—	2,710	—	13,845	—	1,076	—	345	3,862	376	—	—	—
Employment Programs	28,999	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Labour Market Development Agreement	1	11,135	—	2,710	—	13,845	—	1,076	—	345	3,862	376	—	—	—
Community Living Services	881,781	1,760	—	428	—	2,188	—	180	—	—	670	50	—	—	—
Employment and Assistance Appeal Tribunal	1,796	747	23	182	—	952	526	22	—	150	12	130	—	5	—
Executive and Support Services	10,487	5,841	111	1,442	54	7,448	—	182	15	40	445	500	—	—	—
Minister’s Office	475	339	1	103	54	497	—	52	—	—	10	13	—	—	—
Corporate Services	10,012	5,502	110	1,339	—	6,951	—	130	15	40	435	487	—	—	—

Total	2,738,202	109,277	134	26,618	54	136,083	526	2,783	3,039	3,385	41,532	4,399	—	5	—

MINISTRY OF SOCIAL DEVELOPMENT AND POVERTY REDUCTION

($000)

VOTE 40 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2017/18
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Income Assistance	11	—	12,770	108	59,972	8,124	1,855,860	121,561	1,985,545	—	—	6,322	6,322	—	(29,882)	(29,882)	—	(10,080)	(10,080)	2,123,527
Income Assistance - Program Management	11	—	12,770	108	59,972	—	—	1,406	1,406	—	—	182	182	—	(29,880)	(29,880)	—	—	—	143,330
Temporary Assistance	—	—	—	—	—	—	380,475	—	380,475	—	—	3,101	3,101	—	(1)	(1)	—	(550)	(550)	383,025
Disability Assistance	—	—	—	—	—	—	1,317,554	—	1,317,554	—	—	1	1	—	—	—	—	(4,000)	(4,000)	1,313,555
Supplementary Assistance	—	—	—	—	—	8,124	157,831	120,155	286,110	—	—	3,038	3,038	—	(1)	(1)	—	(5,530)	(5,530)	283,617
Employment	192	—	—	—	5,851	—	—	293,068	293,068	—	—	15,089	15,089	—	(1)	(1)	—	(298,838)	(298,838)	29,014
Employment Programs	—	—	—	—	—	—	—	29,013	29,013	—	—	—	—	—	—	—	—	—	—	29,013
Labour Market Development Agreement	192	—	—	—	5,851	—	—	264,055	264,055	—	—	15,089	15,089	—	(1)	(1)	—	(298,838)	(298,838)	1
Community Living Services	—	—	—	—	900	—	—	937,527	937,527	—	—	5	5	—	—	—	—	(1)	(1)	940,619
Employment and Assistance Appeal Tribunal	—	—	—	—	845	—	—	—	—	—	—	1	1	—	(1)	(1)	—	—	—	1,797
Executive and Support Services	200	—	300	257	1,939	—	—	—	—	—	—	1,157	1,157	—	(1)	(1)	—	(40)	(40)	10,503
Minister’s Office	—	—	—	—	75	—	—	—	—	—	—	38	38	—	—	—	—	—	—	610
Corporate Services	200	—	300	257	1,864	—	—	—	—	—	—	1,119	1,119	—	(1)	(1)	—	(40)	(40)	9,893

Total	403	—	13,070	365	69,507	8,124	1,855,860	1,352,156	3,216,140	—	—	22,574	22,574	—	(29,885)	(29,885)	—	(308,959)	(308,959)	3,105,460

MINISTRY OF TOURISM, ARTS AND CULTURE

($000)

VOTE 41 Ministry Operations

	Total
	2016/17					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Arts, Culture and Sport	46,867	2,611	6	636	—	3,253	45	106	6	344	97	228	—	—	10
Sport	20,632	1,050	—	256	—	1,306	—	49	5	131	14	146	—	—	10
Arts and Cultural Development	26,235	1,561	6	380	—	1,947	45	57	1	213	83	82	—	—	—
Tourism and Film Policy	4,196	1,274	—	310	—	1,584	5	29	1	136	7	16	—	—	—
Tourism Policy	1,628	1,173	—	285	—	1,458	5	20	—	121	5	15	—	—	—
Film Policy and Creative BC	2,568	101	—	25	—	126	—	9	1	15	2	1	—	—	—
Multiculturalism and Corporate Initiatives	2,265	933	—	225	—	1,158	35	30	10	55	20	122	—	—	—
Transfers to Crown Corporations and Agencies	77,548	—	—	—	—	—	—	—	—	—	—	—	—	—	—
British Columbia Pavilion Corporation	9,099	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Destination BC Corp.	50,323	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Knowledge Network Corporation	6,260	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Royal British Columbia Museum	11,866	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	1,190	806	—	223	54	1,083	—	50	—	10	18	29	—	—	—
Minister’s Office	—	339	—	106	54	499	—	25	—	—	8	9	—	—	—
Corporate Services	1,190	467	—	117	—	584	—	25	—	10	10	20	—	—	—

Total	132,066	5,624	6	1,394	54	7,078	85	215	17	545	142	395	—	—	10

Statutory Appropriations

	Total
	2016/17					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
BC Arts and Culture Endowment special account	2,500	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Physical Fitness and Amateur Sports Fund	1,700	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	4,200	—	—	—	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF TOURISM, ARTS AND CULTURE

($000)

VOTE 41 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2017/18
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Arts, Culture and Sport	—	—	—	—	836	26,200	—	18,220	44,420	—	—	8	8	(2)	(1)	(3)	(1)	(876)	(877)	47,637
Sport	—	—	—	—	355	6,029	—	14,557	20,586	—	—	4	4	(1)	(1)	(2)	(1)	(876)	(877)	21,372
Arts and Cultural Development	—	—	—	—	481	20,171	—	3,663	23,834	—	—	4	4	(1)	—	(1)	—	—	—	26,265
Tourism and Film Policy	—	—	—	—	194	—	—	2,415	2,415	—	—	4	4	—	—	—	—	(1)	(1)	4,196
Tourism Policy	—	—	—	—	166	—	—	—	—	—	—	4	4	—	—	—	—	—	—	1,628
Film Policy and Creative BC	—	—	—	—	28	—	—	2,415	2,415	—	—	—	—	—	—	—	—	(1)	(1)	2,568
Multiculturalism and Corporate Initiatives	—	—	—	—	272	—	—	840	840	—	—	1	1	—	(1)	(1)	—	(1)	(1)	2,269
Transfers to Crown Corporations and Agencies	—	—	—	—	—	6,559	—	71,981	78,540	—	—	—	—	—	—	—	—	—	—	78,540
British Columbia Pavilion Corporation	—	—	—	—	—	—	—	9,199	9,199	—	—	—	—	—	—	—	—	—	—	9,199
Destination BC Corp.	—	—	—	—	—	—	—	50,916	50,916	—	—	—	—	—	—	—	—	—	—	50,916
Knowledge Network Corporation	—	—	—	—	—	6,559	—	—	6,559	—	—	—	—	—	—	—	—	—	—	6,559
Royal British Columbia Museum	—	—	—	—	—	—	—	11,866	11,866	—	—	—	—	—	—	—	—	—	—	11,866
Executive and Support Services	—	—	—	—	107	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,190
Minister’s Office	—	—	—	—	42	—	—	—	—	—	—	—	—	—	—	—	—	—	—	541
Corporate Services	—	—	—	—	65	—	—	—	—	—	—	—	—	—	—	—	—	—	—	649

Total	—	—	—	—	1,409	32,759	—	93,456	126,215	—	—	13	13	(2)	(2)	(4)	(1)	(878)	(879)	133,832

Statutory Appropriations

																				Total
					Total				Total				Total			Total			Total	2017/18
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
BC Arts and Culture Endowment special account	—	—	—	—	—	2,499	—	—	2,499	1	—	—	1	—	—	—	—	—	—	2,500
Physical Fitness and Amateur Sports Fund	—	—	—	—	—	—	—	1,699	1,699	1	—	—	1	—	—	—	—	—	—	1,700

Total	—	—	—	—	—	2,499	—	1,699	4,198	2	—	—	2	—	—	—	—	—	—	4,200

MINISTRY OF TRANSPORTATION AND INFRASTRUCTURE

($000)

VOTE 42 Ministry Operations

	Total
	2016/17					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Transportation and Infrastructure Improvements	11,746	54,302	102	13,216	—	67,620	—	5,433	4,667	148,693	4,027	2,229	—	10	115,280
Transportation Policy and Programs	2,700	2,428	1	591	—	3,020	—	51	—	306	8	87	—	—	—
Transportation Investments	1	45,726	76	11,129	—	56,931	—	5,030	4,250	140,042	3,843	1,854	—	8	113,857
Partnerships	1	2,596	—	632	—	3,228	—	140	407	7,923	41	45	—	2	1,423
Port and Airport Development	7,829	1,808	25	440	—	2,273	—	93	10	333	20	207	—	—	—
Enhancing Economic Development	1,215	1,744	—	424	—	2,168	—	119	—	89	115	36	—	—	—
Public Transportation	301,678	1,718	7	418	—	2,143	—	50	551	9,350	58	64	—	—	197,893
Public Transit	107,663	1,718	7	418	—	2,143	—	50	551	9,350	58	64	—	—	3,278
Coastal Ferry Services	194,015	—	—	—	—	—	—	—	—	—	—	—	—	—	194,615
Highway Operations	491,990	30,285	1,646	7,546	—	39,477	—	1,537	4,154	1,351	6,472	1,125	—	248	491,663
Maintenance and Operations	457,662	14,837	1,441	3,786	—	20,064	—	914	4,154	1,257	5,254	794	—	58	465,676
Commercial Vehicle Safety and Enforcement	23,708	14,841	205	3,612	—	18,658	—	603	—	15	1,214	320	—	190	153
Inland Ferries	10,620	607	—	148	—	755	—	20	—	79	4	11	—	—	25,834
Commercial Transportation Regulation	1,552	1,172	2	285	—	1,459	298	11	50	462	53	104	—	1	10
Container Trucking Commissioner	1	139	—	34	—	173	158	—	50	460	15	35	—	—	10
Passenger Transportation Board	490	263	—	64	—	327	140	8	—	2	9	5	—	1	—
Passenger Transportation Branch	1,061	770	2	187	—	959	—	3	—	—	29	64	—	—	—
Executive and Support Services	10,698	10,353	15	2,567	54	12,989	—	321	17	25	231	511	—	5	1
Minister’s Office	575	339	—	103	54	496	—	74	—	—	13	15	—	—	—
Corporate Services	10,123	10,014	15	2,464	—	12,493	—	247	17	25	218	496	—	5	1

Total	817,664	97,830	1,772	24,032	54	123,688	298	7,352	9,439	159,881	10,841	4,033	—	264	804,847

MINISTRY OF TRANSPORTATION AND INFRASTRUCTURE

($000)

VOTE 42 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2017/18
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Transportation and Infrastructure Improvements	40,790	777,702	—	640	1,099,471	—	—	44,123	44,123	—	—	413	413	—	(1)	(1)	(1,131,034)	(68,784)	(1,199,818)	11,808
Transportation Policy and Programs	—	—	—	—	452	—	—	—	—	—	—	13	13	—	—	—	(773)	—	(773)	2,712
Transportation Investments	40,785	776,752	—	200	1,086,621	—	—	23,719	23,719	—	—	285	285	—	(1)	(1)	(1,099,319)	(68,235)	(1,167,554)	1
Partnerships	5	950	—	440	11,376	—	—	605	605	—	—	97	97	—	—	—	(14,756)	(549)	(15,305)	1
Port and Airport Development	—	—	—	—	663	—	—	19,799	19,799	—	—	4	4	—	—	—	(14,881)	—	(14,881)	7,858
Enhancing Economic Development	—	—	—	—	359	—	—	—	—	—	—	14	14	—	—	—	(1,305)	—	(1,305)	1,236
Public Transportation	11	148,851	—	—	356,828	—	—	258,648	258,648	—	—	3	3	—	(1)	(1)	(234,098)	(77,392)	(311,490)	306,131
Public Transit	11	148,851	—	—	162,213	—	—	258,648	258,648	—	—	3	3	—	(1)	(1)	(234,098)	(77,392)	(311,490)	111,516
Coastal Ferry Services	—	—	—	—	194,615	—	—	—	—	—	—	—	—	—	—	—	—	—	—	194,615
Highway Operations	2,484	74,479	4,947	619	589,079	—	—	16,000	16,000	—	—	521	521	—	(1)	(1)	(129,537)	(2,412)	(131,949)	513,127
Maintenance and Operations	—	74,479	3,969	271	556,826	—	—	16,000	16,000	—	—	310	310	—	(1)	(1)	(113,457)	(1,104)	(114,561)	478,638
Commercial Vehicle Safety and Enforcement	2,484	—	978	348	6,305	—	—	—	—	—	—	210	210	—	—	—	—	(1,308)	(1,308)	23,865
Inland Ferries	—	—	—	—	25,948	—	—	—	—	—	—	1	1	—	—	—	(16,080)	—	(16,080)	10,624
Commercial Transportation Regulation	13	—	1	75	1,078	—	—	—	—	—	—	8	8	—	(1)	(1)	—	(976)	(976)	1,568
Container Trucking Commissioner	—	—	—	75	803	—	—	—	—	—	—	—	—	—	—	—	—	(975)	(975)	1
Passenger Transportation Board	—	—	—	—	165	—	—	—	—	—	—	1	1	—	(1)	(1)	—	(1)	(1)	491
Passenger Transportation Branch	13	—	1	—	110	—	—	—	—	—	—	7	7	—	—	—	—	—	—	1,076
Executive and Support Services	—	—	1	—	1,112	—	—	—	—	—	—	211	211	—	(2,015)	(2,015)	(1,064)	(322)	(1,386)	10,911
Minister’s Office	—	—	—	—	102	—	—	—	—	—	—	22	22	—	—	—	—	—	—	620
Corporate Services	—	—	1	—	1,010	—	—	—	—	—	—	189	189	—	(2,015)	(2,015)	(1,064)	(322)	(1,386)	10,291

Total	43,298	1,001,032	4,949	1,334	2,047,568	—	—	318,771	318,771	—	—	1,156	1,156	—	(2,019)	(2,019)	(1,495,733)	(149,886)	(1,645,619)	843,545

MANAGEMENT OF PUBLIC FUNDS AND DEBT
($000)

VOTE 43 Management of Public Funds and Debt

Description	Total 2016/17 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Borrowing for Government Operating and Capital Funding	1,168,122	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Borrowing for Relending to Government Bodies	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Financial Agreements Entered into on Behalf of Government Bodies	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Warehouse Borrowing Program	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	1,168,125	—	—	—	—	—	—	—	—	—	—	—	—	—	—

MANAGEMENT OF PUBLIC FUNDS AND DEBT
($000)

VOTE 43 Management of Public Funds and Debt

																				Total
					Total				Total				Total			Total			Total	2017/18
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Borrowing for Government Operating and Capital Funding	—	—	—	—	—	—	—	—	—	—	1,243,438	12,450	1,255,888	—	—	—	(6,225)	—	(6,225)	1,249,663
Borrowing for Relending to Government Bodies	—	—	—	—	—	—	—	—	—	—	—	1,334,269	1,334,269	—	—	—	(353,029)	(981,239)	(1,334,268)	1
Financial Agreements Entered into on Behalf of Government Bodies	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Warehouse Borrowing Program	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1

Total	—	—	—	—	—	—	—	—	—	—	1,243,438	1,346,721	2,590,159	—	—	—	(359,254)	(981,239)	(1,340,493)	1,249,666

OTHER APPROPRIATIONS

($000)

VOTE 44 Contingencies (All Ministries) and New Programs

Description	Total 2016/17 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
General Programs	450,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	450,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—

VOTE 45 Capital Funding

	Total
	2016/17					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Capital Funding	1,303,378	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Post-secondary Institutions	307,666	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Schools	454,385	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Health Facilities	505,855	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Housing	20,650	—	—	—	—	—	—	—	—	—	—	—	—	—	—
British Columbia Pavilion Corporation	14,822	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	1,303,378	—	—	—	—	—	—	—	—	—	—	—	—	—	—

OTHER APPROPRIATIONS

($000)

VOTE 44 Contingencies (All Ministries) and New Programs

																				Total
					Total				Total				Total			Total			Total	2017/18
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
General Programs	—	—	—	—	—	—	—	—	—	—	—	600,000	600,000	—	—	—	—	—	—	600,000

Total	—	—	—	—	—	—	—	—	—	—	—	600,000	600,000	—	—	—	—	—	—	600,000

VOTE 45 Capital Funding

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2017/18 Operating Expenses
Capital Funding	—	—	—	—	—	—	—	1,591,024	1,591,024	—	—	5	5	—	—	—	—	(5)	(5)	1,591,024
Post-secondary Institutions	—	—	—	—	—	—	—	417,849	417,849	—	—	1	1	—	—	—	—	(1)	(1)	417,849
Schools	—	—	—	—	—	—	—	523,657	523,657	—	—	1	1	—	—	—	—	(1)	(1)	523,657
Health Facilities	—	—	—	—	—	—	—	461,067	461,067	—	—	1	1	—	—	—	—	(1)	(1)	461,067
Housing	—	—	—	—	—	—	—	173,213	173,213	—	—	1	1	—	—	—	—	(1)	(1)	173,213
British Columbia Pavilion Corporation	—	—	—	—	—	—	—	15,238	15,238	—	—	1	1	—	—	—	—	(1)	(1)	15,238

Total	—	—	—	—	—	—	—	1,591,024	1,591,024	—	—	5	5	—	—	—	—	(5)	(5)	1,591,024

OTHER APPROPRIATIONS

($000)

VOTE 46 Commissions on Collection of Public Funds

Description	Total 2016/17 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Commissions on Collection of Public Funds	74,267	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Advanced Education, Skills and Training	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Agriculture	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Attorney General	400	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Children and Family Development	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Citizens’ Services	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Education	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Energy, Mines and Petroleum Resources	2	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Environment and Climate Change Strategy	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Finance	66,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Forests, Lands, Natural Resource Operations & Rural Dev	1,375	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Health	895	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Indigenous Relations and Reconciliation	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Jobs, Trade and Technology	3	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Labour	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Mental Health and Addictions	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Municipal Affairs and Housing	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Public Safety and Solicitor General	5,093	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Social Development and Poverty Reduction	480	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Tourism, Arts and Culture	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Transportation and Infrastructure	10	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Recoveries	(74,266)	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—

OTHER APPROPRIATIONS

($000)

VOTE 46 Commissions on Collection of Public Funds

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2017/18 Operating Expenses
Commissions on Collection of Public Funds	—	—	—	—	—	—	—	—	—	—	—	74,766	74,766	—	—	—	—	—	—	74,766
Ministry of Advanced Education, Skills and Training	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Agriculture	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Attorney General	—	—	—	—	—	—	—	—	—	—	—	400	400	—	—	—	—	—	—	400
Ministry of Children and Family Development	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Citizens’ Services	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Education	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Energy, Mines and Petroleum Resources	—	—	—	—	—	—	—	—	—	—	—	2	2	—	—	—	—	—	—	2
Ministry of Environment and Climate Change Strategy	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Finance	—	—	—	—	—	—	—	—	—	—	—	66,000	66,000	—	—	—	—	—	—	66,000
Ministry of Forests, Lands, Natural Resource Operations & Rural Dev	—	—	—	—	—	—	—	—	—	—	—	2,122	2,122	—	—	—	—	—	—	2,122
Ministry of Health	—	—	—	—	—	—	—	—	—	—	—	895	895	—	—	—	—	—	—	895
Ministry of Indigenous Relations and Reconciliation	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Jobs, Trade and Technology	—	—	—	—	—	—	—	—	—	—	—	3	3	—	—	—	—	—	—	3
Ministry of Labour	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Mental Health and Addictions	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Municipal Affairs and Housing	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Public Safety and Solicitor General	—	—	—	—	—	—	—	—	—	—	—	4,846	4,846	—	—	—	—	—	—	4,846
Ministry of Social Development and Poverty Reduction	—	—	—	—	—	—	—	—	—	—	—	480	480	—	—	—	—	—	—	480
Ministry of Tourism, Arts and Culture	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Transportation and Infrastructure	—	—	—	—	—	—	—	—	—	—	—	7	7	—	—	—	—	—	—	7
Recoveries	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	(74,766)	—	(74,766)	(74,765)

Total	—	—	—	—	—	—	—	—	—	—	—	74,767	74,767	—	—	—	(74,766)	—	(74,766)	1

OTHER APPROPRIATIONS

($000)

VOTE 47 Allowances for Doubtful Revenue Accounts

	Total
	2016/17					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Allowances for Doubtful Revenue Accounts	185,717	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Advanced Education, Skills and Training	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Agriculture	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Attorney General	3,251	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Children and Family Development	50	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Citizens’ Services	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Education	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Energy, Mines and Petroleum Resources	2	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Environment and Climate Change Strategy	50	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Finance	160,400	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Forests, Lands, Natural Resource Operations & Rural Dev	5,602	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Health	4,506	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Indigenous Relations and Reconciliation	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Jobs, Trade and Technology	3	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Labour	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Mental Health and Addictions	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Municipal Affairs and Housing	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Public Safety and Solicitor General	3,807	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Social Development and Poverty Reduction	8,029	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Tourism, Arts and Culture	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Transportation and Infrastructure	10	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Recoveries	(185,716)	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—

OTHER APPROPRIATIONS

($000)

VOTE 47 Allowances for Doubtful Revenue Accounts

																				Total
					Total				Total				Total			Total			Total	2017/18
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Allowances for Doubtful Revenue Accounts	—	—	—	—	—	—	—	—	—	—	—	199,114	199,114	—	—	—	—	—	—	199,114
Ministry of Advanced Education, Skills and Training	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Agriculture	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Attorney General	—	—	—	—	—	—	—	—	—	—	—	1,789	1,789	—	—	—	—	—	—	1,789
Ministry of Children and Family Development	—	—	—	—	—	—	—	—	—	—	—	50	50	—	—	—	—	—	—	50
Ministry of Citizens’ Services	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Education	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Energy, Mines and Petroleum Resources	—	—	—	—	—	—	—	—	—	—	—	2	2	—	—	—	—	—	—	2
Ministry of Environment and Climate Change Strategy	—	—	—	—	—	—	—	—	—	—	—	50	50	—	—	—	—	—	—	50
Ministry of Finance	—	—	—	—	—	—	—	—	—	—	—	177,300	177,300	—	—	—	—	—	—	177,300
Ministry of Forests, Lands, Natural Resource Operations & Rural Dev	—	—	—	—	—	—	—	—	—	—	—	5,602	5,602	—	—	—	—	—	—	5,602
Ministry of Health	—	—	—	—	—	—	—	—	—	—	—	4,506	4,506	—	—	—	—	—	—	4,506
Ministry of Indigenous Relations and Reconciliation	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Jobs, Trade and Technology	—	—	—	—	—	—	—	—	—	—	—	3	3	—	—	—	—	—	—	3
Ministry of Labour	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Mental Health and Addictions	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Municipal Affairs and Housing	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Public Safety and Solicitor General	—	—	—	—	—	—	—	—	—	—	—	1,764	1,764	—	—	—	—	—	—	1,764
Ministry of Social Development and Poverty Reduction	—	—	—	—	—	—	—	—	—	—	—	8,029	8,029	—	—	—	—	—	—	8,029
Ministry of Tourism, Arts and Culture	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Transportation and Infrastructure	—	—	—	—	—	—	—	—	—	—	—	10	10	—	—	—	—	—	—	10
Recoveries	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	(199,114)	—	(199,114)	(199,113)

Total	—	—	—	—	—	—	—	—	—	—	—	199,115	199,115	—	—	—	(199,114)	—	(199,114)	1

OTHER APPROPRIATIONS

($000)

VOTE 48 Tax Transfers

Description	Total 2016/17 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Personal Tax Transfers	475,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Low Income Climate Action Tax Credits	195,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
BC Early Childhood Tax Benefit	145,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Sales Tax Credits	55,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Small Business Venture Capital Tax Credits	27,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
BC Family Bonus	200	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Other Personal Income Tax Credits	52,800	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Corporate Tax Transfers	564,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Film and Television Tax Credits	90,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Production Services Tax Credits	310,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Scientific Research and Experimental Development Tax Credits	66,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Interactive Digital Media Tax Credits	45,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Other Corporate Income Tax Credits	53,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	1,039,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—

VOTE 49 Auditor General for Local Government

Description	Total 2016/17 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Auditor General for Local Government	2,595	1,282	24	312	—	1,618	35	120	15	354	90	155	—	—	—

Total	2,595	1,282	24	312	—	1,618	35	120	15	354	90	155	—	—	—

VOTE 50 Forest Practices Board

Description	Total 2016/17 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Forest Practices Board	3,814	1,803	—	439	—	2,242	90	180	—	467	294	130	—	10	—

Total	3,814	1,803	—	439	—	2,242	90	180	—	467	294	130	—	10	—

OTHER APPROPRIATIONS

($000)

VOTE 48 Tax Transfers

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2017/18 Operating Expenses
Personal Tax Transfers	—	—	—	—	—	—	489,000	—	489,000	—	—	—	—	—	—	—	—	—	—	489,000
Low Income Climate Action Tax Credits	—	—	—	—	—	—	195,000	—	195,000	—	—	—	—	—	—	—	—	—	—	195,000
BC Early Childhood Tax Benefit	—	—	—	—	—	—	145,000	—	145,000	—	—	—	—	—	—	—	—	—	—	145,000
Sales Tax Credits	—	—	—	—	—	—	55,000	—	55,000	—	—	—	—	—	—	—	—	—	—	55,000
Small Business Venture Capital Tax Credits	—	—	—	—	—	—	31,000	—	31,000	—	—	—	—	—	—	—	—	—	—	31,000
BC Family Bonus	—	—	—	—	—	—	200	—	200	—	—	—	—	—	—	—	—	—	—	200
Other Personal Income Tax Credits	—	—	—	—	—	—	62,800	—	62,800	—	—	—	—	—	—	—	—	—	—	62,800
Corporate Tax Transfers	—	—	—	—	—	—	677,000	—	677,000	—	—	—	—	—	—	—	—	—	—	677,000
Film and Television Tax Credits	—	—	—	—	—	—	90,000	—	90,000	—	—	—	—	—	—	—	—	—	—	90,000
Production Services Tax Credits	—	—	—	—	—	—	404,250	—	404,250	—	—	—	—	—	—	—	—	—	—	404,250
Scientific Research and Experimental Development Tax Credits	—	—	—	—	—	—	68,000	—	68,000	—	—	—	—	—	—	—	—	—	—	68,000
Interactive Digital Media Tax Credits	—	—	—	—	—	—	59,000	—	59,000	—	—	—	—	—	—	—	—	—	—	59,000
Other Corporate Income Tax Credits	—	—	—	—	—	—	55,750	—	55,750	—	—	—	—	—	—	—	—	—	—	55,750

Total	—	—	—	—	—	—	1,166,000	—	1,166,000	—	—	—	—	—	—	—	—	—	—	1,166,000

VOTE 49 Auditor General for Local Government

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2017/18 Operating Expenses
Auditor General for Local Government	—	—	—	210	979	—	—	—	—	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	2,594

Total	—	—	—	210	979	—	—	—	—	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	2,594

VOTE 50 Forest Practices Board

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2017/18 Operating Expenses
Forest Practices Board	196	—	—	204	1,571	—	—	—	—	—	—	7	7	—	(1)	(1)	(1)	(1)	(2)	3,817

Total	196	—	—	204	1,571	—	—	—	—	—	—	7	7	—	(1)	(1)	(1)	(1)	(2)	3,817

EXPLANATORY NOTES ON THE GROUP ACCOUNT CLASSIFICATIONS

OPERATING EXPENSES

Consolidated Revenue Fund operating expenses are presented in the Estimates and the Supplement to the Estimates on the basis of a group account classification system. Each group account represents a broad category of expenses and is comprised of several specific components termed standard object of expense. These specific components are presented in the Supplement to the Estimates, and are then aggregated into the group account classification totals shown in the Estimates. This group account classification system is described below.

SALARIES AND BENEFITS

50 Base Salaries — includes the cost of the base salaries, overtime pay, and lump sum payments for all permanent and temporary direct employees of the government.

51 Supplementary Salary Costs — includes the cost of extra pay for certain types of work, such as shift differentials, premiums, and allowances.

52 Employee Benefits — includes the cost of employer contributions to employee benefit plans and pensions. Other benefits paid by the employer, such as relocation and transfer expenses, are also included.

54 Legislative Salaries and Indemnities — includes the cost of the annual MLA indemnity and supplementary salaries as authorized under section 4 of the Members’ Remuneration and Pensions Act. Salaries for the officers of the Legislature are also included.

OPERATING COSTS

55 Boards, Commissions and Courts — Fees and Expenses — includes fees paid to board and commission members, juries and witnesses, and related travel and out-of- pocket expenses.

57 Public Servant Travel — includes travel  expenses of direct government employees and officials on government business, including prescribed allowances.

59 Centralized Management Support Services — includes central agency charges to ministries for services such as legal services.

60 Professional Services — includes fees and expenses for professional services rendered directly to government for the provision of goods and services in the delivery of government programs, the provision of goods or services that are required by statute or legislation and are billed directly to the government, and the provision of goods or services that will assist in the development of policy and/or programs or improve/change the delivery of programs, such as management consulting services.

63 Information Systems — Operating — includes all contract fees and costs related to data, voice, image, and text processing operations and services, such as data and word processing, data communications charges, supplies, repairs, maintenance, and short-term rentals of information processing equipment.

65 Office and Business Expenses — includes supplies and services required for the operation of offices.

67 Informational Advertising and Publications — includes costs associated with non-statutory advertising and general publications.

68 Statutory Advertising and Publications — includes costs associated with special notices and publications required by statute and regulations.

69 Utilities, Materials and Supplies — includes the cost of services such as the supply of water and electricity, materials, and supplies required for normal operation of government services and food for institutions.

70 Operating Equipment and Vehicles — includes the costs associated with the repair and maintenance of government vehicles and operating machinery and equipment.

72 Non-Capital Roads and Bridges — includes highway costs recovered from the BC Transportation Financing Authority, costs for minor enhancements to capitalized infrastructure, as well as non-highway road costs.

73 Amortization — includes the amortization of the cost of capital assets and prepaid capital advances over their useful lives.

75 Building Occupancy Charges — includes payments to the private sector for the rental and/or maintenance of buildings and office accommodation, including tenant improvements that do not meet the criteria for capitalization.

GOVERNMENT TRANSFERS

77 Transfers — Grants — includes payments to individuals, businesses, non-profit associations, and other entities which may include stipulations as to the use of the funds and which are not entitlements or shared cost arrangements.

79 Transfers — Entitlements — includes payments to individuals, businesses, and other entities where eligible recipients must be paid under statute or regulation once they meet all eligibility criteria, if any, outlined in the statute or regulations.

80 Transfers — Shared Cost Arrangements — includes payments that are reimbursements to individuals, businesses, and other entities under the terms of a contract or agreement.

EXPLANATORY NOTES ON THE GROUP ACCOUNT CLASSIFICATIONS continued

OTHER EXPENSES

81 Transfers Between Votes and Special Accounts — includes transfers (payments) between a vote and a special account.

83 Interest on the Public Debt — includes only interest payments on the direct provincial debt borrowed for government purposes.

85 Other Expenses — includes expenses, such as financing costs, valuation allowances, and other expenses, which cannot be reasonably allocated to another standard object of expense.

INTERNAL RECOVERIES

86 Recoveries Between Votes and Special Accounts — includes recoveries between a vote and a special account.

88 Recoveries Within the Consolidated Revenue Fund — includes recoveries for the use of equipment or the provision of goods and services between ministries of the provincial government.

EXTERNAL RECOVERIES

89 Recoveries Within the Government Reporting Entity — includes costs and amounts recovered from government corporations, organizations, and agencies; the offset for commissions paid for the collection of government revenues and accounts; and the write-off of uncollectible revenue-related accounts.

90 Recoveries External to the Government Reporting Entity — includes costs and amounts recovered from other governments and non-government organizations.

CAPITAL EXPENDITURES

Consolidated Revenue Fund capital expenditures are presented on the basis of the category of asset acquired. The categorization of assets is described below.

Land                   Land — includes the purchased or acquired value for parks and other recreation land, land directly associated with capitalized infrastructure (buildings, ferries, and bridges), but does not include land held for resale.

LI                                   Land Improvements — includes the capital cost of improvements to dams and water management systems and recreation areas.

Bldg                       Buildings — includes the purchase, construction, or major improvement of buildings owned by the Consolidated Revenue Fund.

SpE                          Specialized Equipment — includes the purchase or capital lease cost of heavy equipment, such as tractors and trailers, as well as telecommunications relay towers and switching equipment.

FE                                 Office Furniture and Equipment — includes the cost or capital lease cost of office furniture and equipment.

Veh                          Vehicles — includes the purchase or capital lease cost of passenger, light truck, and utility vehicles.

Info                        Information Systems — includes the purchase or capital lease cost of mainframe and other systems hardware, software, and related equipment.

TI                                   Tenant Improvements — includes the cost or capital lease cost of improvements to leased space.

  Roads    Roads — includes the capital costs for construction or major improvements of roads, highways, bridges, and ferries.

Ministry of Finance

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